                                                                    EXHIBIT 10.8


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]



                                                      [LUCENT TECHNOLOGIES LOGO]



                              LUCENT TECHNOLOGIES
                                  PCS PROGRAM



                             GENERAL WIRELESS, INC.


                      LUCENT TECHNOLOGIES -- PROPRIETARY
                     Use Pursuant to Company Instructions

                               TABLE OF CONTENTS
                         GENERAL AGREEMENT FOR PURCHASE
                  OF PERSONAL COMMUNICATIONS SERVICES SYSTEMS
                         BETWEEN GENERAL WIRELESS, INC.
                          AND LUCENT TECHNOLOGIES INC.

ARTICLE I - GENERAL PROVISIONS

1.1 HEADINGS AND DEFINITIONS:....................................    1
1.2 TERM OF AGREEMENT:...........................................    4
1.3 SCOPE:.......................................................    4
1.4 PURCHASE OF INITIAL ORDER:...................................    4
1.5 ADDITIONS TO AN INITIAL ORDER:...............................    4
1.6 PLANNING INFORMATION:........................................    5
1.7 ORDERS:......................................................    5
1.8 ORDER ACCEPTANCE:............................................    5
1.9 CHANGES IN CUSTOMER'S ORDERS:................................    6
1.10 PRICES:.....................................................    6
1.11 INVOICES AND TERMS OF PAYMENT:..............................    7
1.12 DELIVERY AND INSTALLATION SCHEDULE:.........................    7
1.13 TRANSPORTATION:.............................................    7
1.14 PACKING, MARKING, AND SHIPPING:.............................    8
1.15 TITLE AND RISK OF LOSS:.....................................    8
1.16 COMPLIANCE WITH LAWS:.......................................    9
1.17 TAXES:......................................................    9
1.18 TRAINING:...................................................    9
1.19 TERMINATION FOR CONVENIENCE:................................    9
1.20 CANCELLATION FOR BREACH:....................................   10
1.21 PATENTS, TRADEMARKS AND COPYRIGHTS:.........................   10
1.22 USE OF INFORMATION:.........................................   11
1.23 NOTICES:....................................................   11
1.24 RIGHT OF ACCESS:............................................   12
1.25 INDEPENDENT CONTRACTOR:.....................................   12
1.26 CUSTOMER'S REMEDIES:........................................   12
1.27 FORCE MAJEURE:..............................................   13
1.28 ASSIGNMENT:.................................................   13
1.29 PUBLICITY:..................................................   13
1.30 APPLICABLE LAW:.............................................   14
1.31 SURVIVAL OF OBLIGATIONS:....................................   14
1.32 SEVERABILITY:...............................................   14

                                       i

                        LUCENT TECHNOLOGIES PROPRIETARY
1/17/97                                             Agmt. No PCS960829JFA

1.33 NON-WAIVER:.................................................   14
1.34 CUSTOMER RESPONSIBILITY:....................................   14
1.35 PUBLICATION OF AGREEMENT:...................................   14
1.36 DISPUTE RESOLUTION:.........................................   15
2.1 GENERAL:.....................................................   15
2.2 PRODUCT AVAILABILITY:........................................   15
2.3 DOCUMENTATION:...............................................   15
2.3 (A) PRODUCT ACCEPTANCE:.......................................  16
2.4 PRODUCT COMPLIANCES:.........................................   16
2.5 PRODUCT CHANGES:.............................................   16
2.6 CONTINUING PRODUCT SUPPORT - PARTS AND SERVICES:.............   16
2.7 SPECIFICATIONS:..............................................   17
2.8 CUSTOMER TECHNICAL SUPPORT:..................................   17
2.9 PRODUCT WARRANTY:............................................   17
3.1 GENERAL:.....................................................   19
3.2 LICENSE:.....................................................   19
3.3 TITLE, RESTRICTIONS AND CONFIDENTIALITY:.....................   20
3.4 CHANGES IN LICENSED MATERIALS:...............................   20
3.5 MODIFICATIONS TO SOFTWARE:...................................   20
3.6 MODIFICATION BY CUSTOMER:....................................   20
3.7 RELATED DOCUMENTATION:.......................................   21
3.8 SOFTWARE WARRANTY............................................   21
3.9 CANCELLATION OF LICENSE:.....................................   22
3.10 TAXES APPLICABLE TO SOFTWARE:...............................   22
4.1 GENERAL:.....................................................   23
4.2 ACCEPTANCE OF INSTALLATION:..................................   23
4.3 CONDITIONS OF INSTALLATION AND OTHER SERVICES
    PERFORMED ON CUSTOMER'S SITE:................................   23
4.4 WORK DONE BY OTHERS:.........................................   26
4.5 SERVICES WARRANTIES:.........................................   27
5.1 STATEMENT OF WORK:...........................................   27
5.2 PRICING/PAYMENT TERMS:.......................................   28
5.3 ITEMS PROVIDED BY CUSTOMER:..................................   28
5.4 SITE VARIATIONS/DISCREPANCIES:...............................   28
5.5 WARRANTIES:..................................................   29
5.6 INSURANCE....................................................   29
5.7 ACCEPTANCE OF SERVICES.......................................   30
6.1 ENTIRE AGREEMENT:............................................   30

ATTACHMENT A - DESCRIPTION AND QUANTITIES OF INITIAL ORDER
ATTACHMENT B - EQUIPMENT PRICING
ATTACHMENT C - ACCEPTANCE

                        LUCENT TECHNOLOGIES PROPRIETARY
1/17/97                                                Agmt. No. PCS960829JFA

ATTACHMENT D - CUSTOMER AND SELLER SCOPE OF WORK
ATTACHMENT E - RF ENGINEERING
ATTACHMENT F - NETWORK OPTIMIZATION
ATTACHMENT G - SITE ACQUISITION
ATTACHMENT H - CONSTRUCTION MANAGEMENT
ATTACHMENT I - MICROWAVE RELOCATION
ATTACHMENT J - SPECTRUM CLEARING
ATTACHMENT K - MICROWAVE FACILITIES ENGINEERING SERVICES
ATTACHMENT L - PROGRAM MANAGEMENT
ATTACHMENT M - PROJECT DEPLOYMENT DELIVERY SCHEDULE

                                      iii

                        LUCENT TECHNOLOGIES PROPRIETARY
1/17/97                                                 Agmt. No. PCS960829JFA

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                        GENERAL AGREEMENT FOR PURCHASE
                  OF PERSONAL COMMUNICATIONS SERVICES SYSTEMS
                       BETWEEN GENERAL WIRELESS, INC. AND
                            LUCENT TECHNOLOGIES INC.


This is an agreement ("Agreement") between Lucent Technologies Inc., ("Seller" or "Lucent"), a Delaware corporation having an office at 111 Madison Ave., Morristown, New Jersey 07960, and General Wireless Inc. ("Customer"), a Delaware corporation having an office at 6688 North Central Expressway, Suite 1170, Dallas, Texas 75206.

WHEREAS, the Customer desires to provide Personal Communications Services ("PCS") at or near the 1.9 GHz bands under a license(s) issued by the Federal Communications Commission ("FCC"); and

WHEREAS, the Customer desires Seller to be a substantial supplier of the wireless base stations, switches, power, cable and transmission equipment and system integration services to include but not limited to engineering services, such as preparation of equipment specifications, and installation of the networks, such as equipment installation, equipment removal and cable mining, and maintenance and repair of their networks ("Services");

NOW, THEREFORE, the parties agree to the following terms and conditions.


                                   ARTICLE I

               GENERAL PROVISIONS APPLICABLE TO ENTIRE AGREEMENT


1.1  HEADINGS AND DEFINITIONS:

All headings used in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement or any clause. For the purpose of this Agreement, the following definitions will apply:

     "Advertising" means all advertising, sales promotion, press releases, and other publicity matters relating to performance under this Agreement;

     "Affiliate" of a corporation means its Subsidiaries, any company of which it is a Subsidiary, and other Subsidiaries of such company;

     "Customer Price List" means Seller's published price notification releases furnished by Seller for the purpose of communicating Seller's prices or pricing related information to Customer; however, this does not include firm price quotations;

     "Designated Processor" means the Product for which the licenses to use Licensed Materials are initially granted;


                        LUCENT TECHNOLOGIES PROPRIETARY
                                       1

     "Firmware" means a combination of (i) hardware and (ii) Software represented by a pattern of bits contained in such hardware;

     "Form" means physical shape;

     "Fit" means physical size or mounting arrangement (e.g., electrical or mechanical connections);

     "Function" means product features;

     "Force Majeure" means fires, strikes, riots, embargoes, explosions, earthquakes, floods, wars, water, the elements, labor disputes, government requirements, civil or military authorities, acts of God or by the public enemy, inability to secure raw materials or transportation facilities, acts or omissions of carriers or suppliers, or other causes beyond a party's control whether or not similar to the foregoing;

     "Hazardous Material" means material designated as a "hazardous chemical substance or mixture" by the Administrator, pursuant to Section 6 of the Toxic Substance Control Act, a "hazardous material" as defined in the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.), or a "hazardous substance" as defined in the Occupational Safety and Health Act Hazard Communication Standard (29 CFR 1910.1200);

     "In Revenue Service" means use of a Product or any part thereof for commercial service, whether or not revenue is actually being generated;

     "Information" means all documentation and technical and business information in whatever form recorded, which a party may furnish under, or has furnished in contemplation of, this Agreement;

     "Initial Operations Date" means, as to an Initial Order, the agreed upon date by which Seller shall complete its delivery and installation of such system;

     "Initial Order" means the initial order for Personal Communications Services ("PCS") Products, Services, and Licensed Materials submitted under the terms of this Agreement, as described in Attachment A for the years 1996, 1997, 1998;

     "Licensed Area" means an area for which the Federal Communications Commission ("FCC") has granted a permit to construct a Personal Communication Services System;

     "Licensed Materials" means the Software and Related Documentation for which licenses are granted by Seller under this Agreement; no Source Code versions of Software are included in Licensed Materials;

     "PCS System" means Personal Communications Services System, which would consist of, the minimally necessary Products, Licensed Materials, Services, and integration thereof necessary to provide PCS within any definable geographic area.

     "Product" means systems, equipment, and parts thereof, other than Turnkey Items, but the term does not mean Software whether or not such Software is part of Firmware;

     "Product Manufacturing Information" means manufacturing drawings and specifications of raw materials and components, including part manufacturing drawings and specifications covering

                        LUCENT TECHNOLOGIES PROPRIETARY
     special tooling and the operation thereof, and a detailed list of all commercially available parts and components purchased by Seller on the open market disclosing the part number, name and location of the supplier, and price lists;

     "Related Documentation" means materials useful in connection with Software, such as, but not limited to, flow charts, logic diagrams, program descriptions, and specifications. No Source Code versions of Software are included in Related Documentation;

     "Repair Parts' means new, remanufactured, reconditioned, refurbished, or functionally equivalent parts for the maintenance, replacement, and repair of Products sold pursuant to this Agreement;

     "Seller's Manufactured Product" means a Product manufactured by Seller or purchased by it pursuant to its procurement specifications (e.g., KS or AT);

     "Services" means the performance of work for the Customer and includes but is not limited to: (1) engineering Services such as preparation of equipment specifications, preparation and updating of office records, and preparation of a summary of material not specifically itemized in the Order; (2) installation Services such as installation, equipment removal, and cable mining; and (3) other Services such as maintenance and repair. Services do not include Turnkey Services;

     "Software" means a computer program consisting of a set of logical instructions and tables of information which guide the functioning of a processor; such program may be contained in any medium whatsoever, including hardware containing a pattern of bits representing such program, but the term "Software" does not mean or include such medium;

     "Source Code" means any version of Software incorporating high-level or assembly language that generally is not directly executable by a processor. Except as may be expressly provided, this Agreement does not require Seller to furnish any Source Code;

     "Start Date" means, as to an Initial Order, the date upon which Seller has received Customer's written notice that Customer has performed all Customer responsibilities and furnished all necessary items required prior to Seller's commencement of installation of the PCS;

     "Subsidiary" of a company means a corporation the majority of whose shares or other securities entitled to vote for election of directors is now or hereafter owned or controlled by such company either directly or indirectly; but any such corporation shall be deemed to be a Subsidiary of such company only as long as such ownership or control exists;

     "Territory" means the 50 states of the United States plus the District of Columbia;

     "Turnkey Item" means a good or product or a partial assembly of goods or products furnished and, perhaps, installed by Seller as part of a Turnkey Service but not furnished by Seller pursuant to this Agreement. A Turnkey
     Item is not a Vendor Item or a Product as described in this Agreement;

     "Turnkey Services" means items and activities normally the responsibility of the Customer under this Agreement, which may include, but shall not be limited to, project management, field coordination, construction and system testing. Turnkey Services do not include, and are separate from, Seller's normal engineering and installation Services;

     "Use" with respect to Licensed Materials means loading the Licensed Materials, or any portion thereof, into a processor for execution of the instructions and tables contained in such Licensed Materials;

                        LUCENT TECHNOLOGIES PROPRIETARY

     "Vendor Item" means a Product or partial assembly of Products furnished by Seller but neither manufactured by Seller nor purchased by Seller pursuant to its procurement specifications. A Vendor Item is not a Turnkey Item; and

     "Warranty Period" means the period of time listed in the respective WARRANTY clauses which, unless otherwise stated, commences on the date of shipment, or if installed by Seller on acceptance by Customer or thirty
     (30) days from the date Seller submits its notice of completion of its installation whichever is sooner, and for Services, commences on the date the Service is completed.


1.2  TERM OF AGREEMENT:

     This Agreement shall be effective on the date of execution by the last of the parties to execute this document and, except as otherwise provided herein, shall continue in effect for a period of five (5) years. The modification or termination of this Agreement shall not affect the rights or obligations of either party under any order accepted by Seller before the effective date of the modification or termination.


1.3  SCOPE:

     The terms and conditions of this Agreement shall apply to all transactions in which Seller furnishes PCS Systems and Services to Customer for Customer's own use. Turnkey Services shall be performed by Seller, and Turnkey Items, to be obtained by Seller for Customer, if any, shall be subject to the terms and conditions of this Agreement, as specified in Article 5. To the extent that any terms and conditions in any other Article of the Agreement conflict with the provisions of this Article I, such terms and conditions supersede such conflicting provisions of this Article I.



1.4  PURCHASE OF INITIAL ORDER:

     Seller agrees to engineer, furnish and install and Customer agrees to purchase the Initial Order in accordance with the terms and conditions contained in this Agreement. The Initial Order will consist of the PCS Products, Licensed Materials and Services as set forth in Attachment A to this Agreement, for the years 1996 through 1998 . The Initial Order may be modified prior to acceptance by Customer by written agreement of Customer and Seller.

     Subject to Seller's concurrence regarding any proposed modifications to the Initial Order, this Agreement shall be considered the order for the Initial Order and shall, subject to the terms of this Agreement, be deemed accepted as of the execution of this Agreement.

     Notwithstanding the foregoing, neither the Seller nor the Customer shall be obligated to perform under this Agreement if financing sufficient to cover Customer's payment obligations hereunder, and on terms that are mutually acceptable to the Parties, has not been secured. Further, the Parties agree that the delivery and performance schedules shall be extended by the period of time required to secure acceptable financing. Unless acceptable financing is available, either Party may terminate this Agreement without recourse by notifying the other Party in writing. The term of this Agreement shall not be suspended or effected in any other way during such suspension of performance.

1.5  ADDITIONS TO AN INITIAL ORDER:

     The parties contemplate that Customer will wish to obtain additional Products, Licensed Materials and Services to expand the coverage of or add features in addition to those constructed or initiated under

                        LUCENT TECHNOLOGIES PROPRIETARY
the Initial Order. Orders for such additional items received by Seller during the term of this Agreement shall be received and accepted subject to the terms and conditions hereof.

1.6  PLANNING INFORMATION:

Except for Initial Orders, upon Seller's request, and to the extent reasonable, feasible, and available Customer will provide to Seller forecasts of Customer's annual Product, Software, and Services needs. Therefore, * * prior to the requested ship date, Customer shall provide to Seller a forecast of the number of base stations, growth frames, voice channels, CSU's, Power Cabinets, and 5ESS
Switches, among other necessary components, needed for the PCS System.   This
forecast is expected to be accurate within  *    *  .

* * months prior to requested ship date, Customer shall provide to Seller an updated forecast of the quantity of Products necessary for the PCS System as indicated above. This forecast is expected to be accurate within * *. If the accuracy of this forecast deviates from the stated parameters, Seller will not be penalized for any resulting delays for quantities above the forecast.

* * months prior to requested ship date, Customer shall provide to Seller an updated forecast of the number of units of the 5ESS Switches and PCS Minicells, exclusive of Software, and Services, including Turn Key Services, for the PCS System as indicated above. This final forecast shall be submitted as an order under clauses 1.7 Orders and 1.8 Order Acceptance, and will be processed by Seller accordingly. However, the forecast for all orderable operating system
software shall be provided no less than   *   calendar days prior to requested
ship date. initial Orders shall be placed and accepted or rejected pursuant to sections 1.7 Orders and 1.8 Order Acceptance.


1.7  ORDERS:

     All orders submitted by Customer shall be deemed to incorporate and be subject to the terms and conditions of this Agreement unless otherwise agreed in writing.

     All orders, including electronic orders, shall contain the information necessary for Seller to fulfill the order.

     All schedules and requested dates are subject to Seller's concurrence.

     No provision or data on any order or contained in any documents attached to or referenced in any order, any subordinate document (such as shipping releases), shall be binding, except data necessary for Seller to fill the order. All such other data and provisions are hereby rejected. Electronic orders shall be binding on Customer notwithstanding the absence of a signature. Electronic orders shall be subject to the same order acceptance confirmation procedures as all orders under clause 1.8 Order Acceptance. Customer shall be provided a sample order format in order to comply with the requirements herein.

1.8  ORDER ACCEPTANCE:

     All orders are subject to acceptance by Seller. Seller shall acknowledge the date of order receipt either in writing or electronic data interface format. The mutually acknowledged date of order placement shall be the price effective date unless such date precedes the date of order receipt by more than five (5) business days, in which case the date of order receipt is the price effective date for purposes of this Agreement.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                        LUCENT TECHNOLOGIES PROPRIETARY

     If receipt of an order is acknowledged by Seller, orders submitted for Products, Licensed Materials, or Services in accordance with the terms and conditions of this Agreement shall be deemed accepted within ten (10) days of order receipt from Seller, unless Seller notifies Customer to the contrary.

     If Customer submits an order requesting a delivery or completion interval less than the interval listed in the applicable Customer Price List, Seller will accept such order only for its standard interval. Seller will, however, attempt to meet Customer's requested interval and provide confirmation or denial of the requested shortened interval within twenty-one (21) days. Additional charges may be applicable.

     Seller reserves the right to place any order on hold, delay shipment, and/or reject an order for reasonable cause, but not limited to, insufficient credit limits. If orders are subject to non-supplier financing, Products and Licensed Materials will not ship until the Finance Closure Agreement is signed by both parties and any associated documents are completed. All orders are subject to acceptance by Seller.

     While it is Seller's objective to provide Customer with an acknowledgment of each order received, it is Customer's responsibility to advise Seller of any missing or late notifications to insure that the order has not been lost. No order is to be considered "accepted" by Seller unless its receipt has been acknowledged.


1.9  CHANGES IN CUSTOMER'S ORDERS:

     Changes made by Customer to an accepted order shall be treated as a separate order unless the parties expressly agree otherwise. Any such proposed changes to an order shall be subject to the other governing provisions of this Agreement, but shall not be rejected unreasonably. If any such change affects Seller's ability to meet its obligations under the original order, any price, shipment date, or completion date quoted by Seller with respect to such original order is subject to change.


1.10  PRICES:

     Prices, fees, and charges (hereinafter "prices") shall be as set forth in Seller's Customer Price Lists, firm price quotations, specific agreements, or other prices submitted by Seller to Customer.

     In those cases where the price is to be determined from a Customer Price List, the applicable Customer Price List shall be the issue which is in effect on the date of Seller's receipt of the order provided that the requested shipment or service-commencement date is in accordance with Seller's published shipping or planning interval or thirty (30) days from the date of order receipt, whichever is longer. Prices for Products, Licensed Materials or services to be shipped or performed beyond such period will be established by determining an effective order-entry date (the date required for order entry by Seller in accordance with Customer's requested date) and applying the price from the applicable Customer Price List as of that date.

     In those cases where the price is not to be determined from a Customer Price List, a firm price quotation, or specific agreement, the applicable price will be Seller's price in effect on the date of Seller's receipt of the order and such price will be communicated to Customer as soon as practicable thereafter.

     Seller may amend its prices, other than those subject to firm price quotations or other agreements between the parties.

                        LUCENT TECHNOLOGIES PROPRIETARY

     Notwithstanding the foregoing, if Seller is delayed from completion of an order due to any change requested by Customer or as a result of Customer's delay in furnishing information or in performing its obligations, any price agreed to by Seller is subject to change based on reasonably incurred increases in costs.

     Unless expressly stated in writing, Seller's prices are exclusive of charges for transportation and other related services, and any sales or other tax or duty which Seller may be required to collect or pay upon the ordered transaction.


1.11  INVOICES AND TERMS OF PAYMENT:

     Products and Licensed Materials (including transportation charges and taxes, if applicable) will be billed by Seller when shipped, or as soon thereafter as practicable. Engineering will be billed upon main shipment of Products. All fixed price per cell charges, as referenced in Attachment E, for RF engineering, based on an assumed Initial Order of * * *, shall be invoiced upon execution of this Agreement. RF Engineering shall be invoiced upon execution of this Agreement. Installation will be billed as performed or as soon thereafter as practical. Customer shall pay invoiced amounts, less any disputed amounts, within * * days from the date of Seller's invoice. Delinquent payments are subject to a late payment charge at the rate of * * * * per month, or portion thereof, of the amount due (but not to exceed the maximum lawful rate). Actual charges will be reconciled based upon the final RF engineering configuration. Any disputed items which are determined to be invalid pursuant to the dispute resolution process, are due for payment based upon the original invoice date and will be subject to a retroactive late payment charge based upon the original invoice date. Customer agrees to pay Seller's reasonable attorneys fees and other reasonable costs incurred by Seller in collection of any amounts invoiced hereunder. Customer shall notify Seller of any disputed invoice amounts within * * days from the date of the invoice. Seller may apply any credit which remains outstanding in favor of Customer to the oldest undisputed invoice which remains in Customer's portfolio.

1.12  DELIVERY AND INSTALLATION SCHEDULE:

      Customer shall notify Seller that the PCS site(s) for the Initial Order described in Attachment A, or any subsequent purchase orders submitted under this Agreement, are ready for installation and that Customer's responsibilities referred to in Article IV relating to such sites have been performed or furnished by the date mutually agreed to by the parties prior to order acceptance. Seller shall have access to such sites on and from the date of Seller's receipt of such notification (the "Start Date").

Additionally, the parties agree to develop, by mutual agreement, delivery and installation schedules under which Seller shall complete its obligations as required under the Initial Order, (described in Attachment A) and/or any subsequent order, and submit notices of completion to Customer on or before the Order Completion Date.

     In the event that there are any deviations from the conditions upon which this delivery schedule is predicated that are not caused by Seller or its subcontractors, the delivery and installation schedule shall be subject to an equitable adjustment.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

1.13  TRANSPORTATION:

                        LUCENT TECHNOLOGIES PROPRIETARY

     Seller's prices for Products and Licensed Materials do not include freight charges or related transportation Services or charges therefor, unless expressly stated in writing by Seller to the contrary. Seller, in accordance with its normal practices, will arrange for transportation for such items, will prepay transportation, if appropriate, and invoice transportation charges.

     If Customer elects to route Products and/or Licensed Materials or to arrange for transportation, Seller will provide related services subject to a separate fee.

     Premium transportation will only be used with Customer's concurrence.


1.14  PACKING, MARKING, AND SHIPPING:

     Seller shall, at no additional charge, pack and mark shipping containers in accordance with its standard practices for domestic shipments. Where in order to meet Customer's requests, Seller packs and/or is required to mark shipping cartons in accordance with Customer's specifications, Seller shall invoice Customer additional charges for such packing and/or marking.



Seller shall:

(a) Enclose a packing memorandum with each shipment and, if the shipment contains more than one package, identify the package containing the memorandum; and

(b) Mark Products as practicable for identification in accordance with Seller's marking specifications (e.g., model/serial number and month and year of manufacture).

     Partial shipments under an order may be made by Seller and separately invoiced, provided that the full order is received by the delivery date specified in the order.


1.15  TITLE AND RISK OF LOSS:

     Title (except as provided in the clause USE OF INFORMATION and in Article
III) and risk of loss to a Product, Licensed Material, or other item furnished to Customer under this Agreement shall pass to Customer upon delivery to the final destination established by Customer's order for the item or other agreement of the parties. Delivery of an item to its final destination by Seller shall be deemed complete at such time as all transportation, interim warehousing, hauling and hoisting required to be performed by Seller or its agents under the order for the item have been completed. Notwithstanding the above, if sooner, title and risk of loss to the item shall pass to Customer at the point at which Seller or Seller's supplier or agent turns over possession of the item to Customer, Customer's employee, Customer's designated carrier, warehouser or hoister, or other Customer's agent. For the purposes of this clause, receipt of an item by a carrier arranged for by Seller in performance of a Turnkey Service provided under separate agreement of the parties shall be deemed receipt by Customer's designated carrier.

     Customer shall notify Seller promptly of any claim with respect to loss which occurs while Seller has the risk of loss and shall cooperate in every reasonable way to facilitate the settlement of any claim.

     Nothing herein shall, during the period Seller has the risk of loss to an item, relieve Customer of responsibility for loss to the item resulting from the acts or omissions of Customer, Customer's employees or Customer's agents.

                        LUCENT TECHNOLOGIES PROPRIETARY

1.16  COMPLIANCE WITH LAWS:

     Performance under this Agreement shall be subject to all applicable laws, orders, and regulations of federal, state, and local governmental entities.

1.17  TAXES:

     Customer shall be liable for and shall reimburse Seller for all taxes and related charges, however designated, (excluding taxes on Seller's net income) imposed upon or arising from the provision of Services, or the transfer, sale, license, or use of Products, Licensed Materials, or other items provided by Seller. Taxes reimbursable under this paragraph shall be separately listed on the invoice.

     Seller shall not collect the otherwise applicable tax if the front of the order indicates that the purchase is exempt from Seller's collection of such tax and a valid tax exemption certificate is furnished by Customer to Seller.

1.18  TRAINING:

     Seller shall provide the Customer * * training 5ESS Switch technician seats and * * training Access Manager technician seats in the Access Manager and DCS curricula for each 5ESS Switch and Access Manager purchased . Also Seller shall provide * Minicell technician seat for * * * Minicells purchased. Seller will make available any additional standard training for Customer's personnel in the planning for, operation and maintenance of Products and Software furnished hereunder in accordance with Seller's published prices at Seller's training locations or as mutually agreed.

1.19  TERMINATION FOR CONVENIENCE:

     Customer may, upon written notice to Seller, terminate any order or portion thereof, except with respect (i) to any order for an Initial Order, or (ii) to Products or Licensed Materials that have already been shipped and Services that have already been performed.

     On such termination or cancellation, for those Products not shipped but considered stock items, Customer agrees that it will pay Seller an order fee
equal to   *     *  *   of the price or licensee fee for such items, provided
that if the order is canceled at least   *   days prior to scheduled shipment,
no fee will be assessed. Any such cancellation fee paid will be applied to the dollar value of equipment purchases for purposes of calculating the discounts provided under Attachment A.

     For those Products and Licensed Materials not shipped and considered customized or non-stock items, Customer agrees to pay a fee based * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * *.

     Customer may issue "holds" on orders or suspend performance under this Agreement, in whole or in part, with Seller's prior written consent and upon terms that will compensate Seller for any actual loss, damages, or expenses, but shall not in any case exceed the purchase prices for the amounts ordered and suspended.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                        LUCENT TECHNOLOGIES PROPRIETARY

1.20  CANCELLATION FOR BREACH:

     In the event Seller or Customer is in material breach or default of this Agreement or any order placed hereunder and such breach or default continues for a period of eighty (80) calendar days after the receipt of written notice (and such additional time as may be agreed upon by the parties), then Seller or Customer shall have the right to cancel this Agreement or that part of any order affected by the breach or default without any charge, obligation or liability, except for those items already fully discharged. Both parties shall cooperate in every reasonable way to facilitate the remedy of a breach or default hereunder within such eighty (80) calendar day period.


1.21  PATENTS, TRADEMARKS AND COPYRIGHTS:

     In the event of any claim, action, proceeding or suit by a third party against Customer alleging an infringement of any United States patent, United States copyright, or United States trademark, or a violation in the United States of any trade secret or proprietary rights by reason of the use, in accordance with Seller's or other applicable specifications, of any Product or Licensed Material furnished by Seller to Customer under this Agreement, Seller, at its expense, will defend Customer, subject to the conditions and exceptions stated below. Seller will reimburse Customer for any reasonable cost, expense or attorney's fee, and will indemnify Customer against any liability assessed against Customer by final judgment on account of such infringement or violation arising out of such use. Seller will not agree to any settlement or any settlement compromise that requires Customer to make any payment, without Customer's consent.

     If Customer's use shall be enjoined or in Seller's opinion is likely to be enjoined, Seller will, at its expense and at its option, either (1) replace the enjoined Product or Licensed Material furnished pursuant to this Agreement with a suitable substitute free of any infringement, (2) modify it so that it will be free of the infringement, or (3) procure for Customer a license or other right to use it. If none of the foregoing options is practical, Seller will remove the enjoined Product or Licensed Material and refund to Customer any amounts paid to Seller less a reasonable charge for any actual period of use by Customer.

     Customer shall give Seller prompt written notice of all such claims, actions, proceedings or suits alleging infringement or violation and Seller shall have full and complete authority to assume the sole defense thereof, including appeals, and to settle same. Customer shall, upon Seller's request and at Seller's expense, furnish all information and assistance available to Customer and cooperate in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.

     No undertaking of Seller under this clause shall extend to any such alleged infringement or violation to the extent that it: (1) arises from adherence to design modifications, specifications, drawings, or written instructions which Seller is directed by Customer to follow, but only if such alleged infringement or violation does not reside in corresponding commercial Product or Licensed Material of Seller's design or selection; or (2) arises from adherence to instructions to apply Customer's trademark, trade name, or other company identification; or (3) resides in a Product or Licensed Material which is not of Seller's origin and which is furnished by Customer to Seller for use under this Agreement; or (4) relates to uses of Products or Licensed Materials provided by Seller in combinations with other Products or Licensed Materials, furnished either by Seller or others, which combination was not installed, recommended or otherwise approved by Seller. In the foregoing cases numbered (1) through (4), Customer will defend and save Seller harmless, subject to the same terms and conditions and exceptions stated above with respect to the Seller's rights and obligations under this clause.

                        LUCENT TECHNOLOGIES PROPRIETARY

     The liability of Seller and Customer with respect to any and all claims, actions, proceedings, or suits by third parties alleging infringement of patents, trademarks, or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any items furnished pursuant to this Agreement shall be limited to the specific undertakings contained in this clause.


1.22  USE OF INFORMATION:

     All Information which bears a legend or notice restricting its use, copying or dissemination, shall remain the property of the furnishing party. The furnishing party grants the receiving party the right to use such Information only as follows. Such Information (1) shall not be reproduced or copied, in whole or part, except for use as authorized in this Agreement; and (2) shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed. Moreover, when Seller is the receiving party, Seller shall use such Information only for the purpose of performing under this Agreement, and when Customer is the receiving party, Customer shall use such Information only
(1) to order, (2) to evaluate Products, Licensed Materials or Services, or (3) to install, operate, and maintain the particular Products or Licensed Materials for which it was originally furnished. The foregoing use restrictions shall not apply to Information that: (i) is or hereafter becomes, through no act of failure to act on the receiving parties part, generally known in the relevant industry; or (ii) is furnished to the receiving party by a third party as a matter of right without restriction on disclosure; or (iii) is independently developed by the receiving party or a third party without use of or reference to the disclosing party's Information. Unless the furnishing party consents in writing, such Information, except for that part, if any, which is known to the receiving party free of any confidential obligation, or which becomes generally known to the public through acts not attributable to the receiving party, shall be held in confidence by the receiving party. The receiving party may disclose such Information to other persons, upon the furnishing party's prior written authorization, but solely to perform acts which this clause expressly authorizes the receiving party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing party at its request) to the same conditions respecting use of Information contained in this clause and to any other reasonable conditions requested by the furnishing party. If the Customer also contracts with other network suppliers ("Others"), the Seller will work with Customer in good faith to ensure any data or configurations that the Seller has made available in published standard interfaces ("open architecture") or any other public proceedings may be provided to Others for the purposes authorized under this clause. However, this shall not require Seller to disclose or authorize disclosure of proprietary interface standards or to subsidize in any way the integration of Seller's Products with products by Others.

     The term "Information" as used in this clause does not include Software (whether or not embodied in Firmware) or Related Documentation. The use of Software and Related Documentation is governed by Article III of this Agreement.


1.23  NOTICES:

     All notices under this Agreement shall be in writing (except where otherwise stated) and shall be addressed to the addresses set forth below or to such other address as either party may designate by notice pursuant hereto. Such notices shall be deemed to have been given when received at the addresses set forth below and delivery to such address(es) has been acknowledged by the Parties, which shall occur no later than three (3) business days after receipt thereof.

  Seller:    Lucent Technologies Inc.
             Post Office Box 28000
             Greensboro, North Carolina 27420
             Attn.: Contract Manager, Network Systems

                        LUCENT TECHNOLOGIES PROPRIETARY

  Customer:  General Wireless, Inc.
             6688 North Central Expressway
             Suite 1170
             Dallas, Texas 75206
             Attn.: Malcolm Lorang, Chief Technical Officer


1.24  RIGHT OF ACCESS:

     Each party shall provide the other access to its facilities reasonably required in connection with the performance of the respective obligations under this Agreement. No charge shall be made for such access. Reasonable prior notification will be given when access is required. Neither party shall require releases of any personal rights in connection with visits to its premises.


1.25  INDEPENDENT CONTRACTOR:

     All work performed by one party under this Agreement shall be performed as an independent contractor and not as an agent of the other and no persons furnished by the performing party shall be considered the employees or agents of the other. The performing party shall be responsible for its employees' compliance with all laws, rules, and regulations while performing work under this Agreement.


1.26  CUSTOMER'S REMEDIES:

(a) Other than the right to cancellation pursuant to section 1.20 above, Customer's exclusive remedies and the entire liability of Seller and its affiliates and their employees and agents for any claim, loss, damage, or expense of Customer or any other entity arising out of this Agreement, or the use or performance of any Product, Licensed Material, or Service, whether in an action for or arising out of breach of contract, tort, including negligence indemnity, or strict liability shall be as follows:

     (1)   For infringement--the remedy set forth  *    *    *    *    *     *
                *      *       *;

     (2) For the performance of Products, Turnkey Items, Software, Services, and Turnkey Services or claims that they do not conform to a warranty--the remedy set forth in *
                *      *       *       *;

     (3)   For tangible property damage and personal injury caused by
           Seller's tortious acts or omissions--*    *    *   *   *   *

     (4)   For everything other than as set forth above--*  *   *   *   *   *
                *      *       *      *     *     *.

(b) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, SELLER AND ITS AFFILIATES AND THEIR EMPLOYEE AND AGENTS SHALL NOT BE LIABLE FOR

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                        LUCENT TECHNOLOGIES PROPRIETARY

     INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGE OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT, LICENSED MATERIALS, TURNKEY ITEMS, SERVICES OR TURNKEY SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, OR STRICT LIABILITY. THIS CLAUSE 1.26(b) SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.

(c) Customer shall give Seller prompt notice of any claim. Any action or proceeding against Seller must be brought within twenty-four (24) months after the cause of action accrues.


1.27  FORCE MAJEURE:

     Except with respect to Customer's obligation to make timely payments under this Agreement, neither party shall be held responsible for any delay or failure in performance to the extent that such delay or failure is caused by a Force Majeure. Nothing contained herein or elsewhere shall impose any obligation on either party to settle any labor difficulty.


1.28  ASSIGNMENT:

Except as provided in this clause, neither party shall assign this Agreement or any right or interest under this Agreement, nor delegate any work or obligation to be performed under this Agreement, (an "assignment") without the other party's prior written consent. Any attempted assignment in contravention of this shall be void and ineffective. Nothing shall preclude a party from employing a subcontractor in carrying out its obligations under this Agreement. A party's use of such subcontractor shall not release the party from its obligations under this Agreement.

Notwithstanding the foregoing, Seller has the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at any time and without Customer's consent, to any present or future Subsidiary or Affiliate of Seller or to any combination of the foregoing, provided such assignee entity has sufficient resources and capitalization in Customer's reasonable opinion to undertake the Seller's obligations contained in this Agreement. Such assignment or delegation shall release Seller from any further obligation or liability thereon. Seller shall give Customer prompt written notice of the assignment. Customer has the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at any time and without Seller's consent, to its parent or to any present or future Subsidiary or Affiliate of Customer or its parent providing tariffed services, provided that Seller may require changes to the methods of payment and/or refuse to extend credit in the same amount or manner as to Customer's assignor. Customer shall give Seller advance written notice of the assignment promptly upon anticipation of such assignment.


     For purposes of this clause, the term "Agreement" includes this Agreement, any subordinate contract placed under this Agreement and any order placed under such Agreement or subordinate contract.

1.29  PUBLICITY:

     Each party shall submit to the other proposed copy of all Advertising wherein the name, trademark, code, specification or service mark of the other party or its affiliates is mentioned; and neither party shall

                        LUCENT TECHNOLOGIES PROPRIETARY
publish or use such Advertising without the other's prior written approval. Such approval shall be granted as promptly as possible (usually within ten (10) business days), and may be withheld only for good cause.


1.30  APPLICABLE LAW:

     The construction and interpretation of, and the rights and obligations of the parties pursuant to this Agreement, shall be governed by the laws of the State of New York.


1.31  SURVIVAL OF OBLIGATIONS:

     The parties' rights and obligations which, by their nature, would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive such termination, cancellation, or expiration.


1.32  SEVERABILITY:

     If any provision in this Agreement shall be held to be invalid or unenforceable, the remaining portions shall remain in effect. In the event such invalid or unenforceable provision is considered an essential element of this Agreement, the parties shall promptly negotiate a replacement provision.


1.33  NON-WAIVER:

     No waiver of the terms and conditions of this Agreement, or the failure of either party strictly to enforce any such term or condition on one or more occasions shall be construed as a waiver of the same or of any other term or condition of this Agreement on any other occasion.


1.34  CUSTOMER RESPONSIBILITY:

     Customer shall, at no charge to Seller, provide Seller with such electrical and environmental conditions, technical information, data, technical support, or assistance as may reasonably be required by Seller to fulfill its obligations under this Agreement, any subordinate agreement, or order. If Customer fails to provide the required conditions, information, data, support, or assistance, Seller shall be discharged from any such obligation.


1.35  PUBLICATION OF AGREEMENT:

     The parties shall keep the provisions of this Agreement and any order submitted hereunder confidential except as reasonably necessary for performance hereunder and except to the extent disclosure may be required by applicable laws or regulations, in which latter case, the party required to make such disclosure shall promptly inform the other prior to such disclosure in sufficient time to enable such other party to make known any objections it may have to such disclosure. The disclosing party shall take all reasonable steps to secure a protective order or otherwise assure that the Agreement or order will be withheld from the public record. In the case of Customer , this Agreement is deemed a material Agreement that would be required to be filed in connection with a registration statement or other filings with the Securities and Exchange Commission, when and if applicable (subject to confidential treatment as permitted) and may be disclosed to Customer's advisors and potential investors subject to those non-governmental parties adopting the terms of any prevailing non-disclosure obligations between the parties.

                        LUCENT TECHNOLOGIES PROPRIETARY

Except that if such disclosure creates a conflict of interest, including but not limited to disclosure of proprietary information to Seller's other customers of wireless products or parties contemplating becoming Seller's customers, or Seller's product market competitors, then the parties shall cooperate to approve disclosure of only that Information from the Agreement which is legitimately necessary for the purposes contemplated hereunder yet shall not damage or jeopardize Seller's competitive interests or relations with other customers or result in any other detriment to Seller's interests.


1.36   DISPUTE RESOLUTION:

     If a dispute arises out of or relates to this Agreement, or its breach, and if said dispute cannot be settled through negotiation, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"). If not thus resolved it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act and judgment on the award may be entered in any court having jurisdiction. The arbitrator may determine issues of arbitrability but may not award punitive damages or limit, expand or otherwise modify the terms of the Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of mediation and arbitration in confidence.


                                   ARTICLE II
               PROVISIONS APPLICABLE TO THE PURCHASE OF PRODUCTS

2.1  GENERAL:

     The provisions of this Article II shall be applicable to the purchase of Products from Seller. If Software is also to be licensed for use on a purchased Product, or if a Product is also to be engineered or installed by Seller, the provisions of Articles III and IV shall also be applicable.


2.2  PRODUCT AVAILABILITY:

     Seller shall notify Customer, at least six (6) months, before Seller discontinues accepting orders for a Seller's Manufactured Product sold under this Agreement. Where Seller offers a functionally equivalent Product for sale, the notification period may vary.


2.3  DOCUMENTATION:

     Seller shall furnish to Customer, at no additional charge, one CD ROM version of documentation for the Products provided hereunder, per every 5ESS Switch / Access Manager purchased which should be sufficient to operate and maintain such Products. Such documentation will be that customarily provided by Seller to its Customers at no additional charge. Such documentation shall be provided prior to, with, or shortly after the shipment of the Products from Seller to Customer. Additionally, Customer shall be provided, upon request, with six (6) more CD ROM versions of documentation upon request at no charge. Additional copies of the documentation are available at prices set forth in the Customer Price List.

                        LUCENT TECHNOLOGIES PROPRIETARY

2.3 (A)   PRODUCT ACCEPTANCE:

     The first four (4) 5ESS Switches and Access Managers and associated Software and power equipment supplied under this Agreement shall be accepted by Customer upon delivery independent of any obligation for subsequent installation, if such Products meet Seller's established quality manufacturing and production standards.


2.4  PRODUCT COMPLIANCES:

     Seller represents that a Product furnished hereunder shall comply, to the extent required, with the requirements of Part 24 of the Federal Communication Commission's Rules and Regulations pertaining to personal communications services in effect upon delivery of such Product. In addition, Seller represents that a Product furnished hereunder shall comply, to the extent required, with the requirements of Subpart J of Part 15 of the Federal Communication Commission's Rule and Regulations in effect upon delivery of such Product, including those sections concerning the labeling of such Product and the suppression of radio frequency and electromagnetic radiation to specified levels. Seller makes no undertaking with respect to harmful interference caused by (i) installation, repair, modification or change of Products or Software by other than Seller; (ii) Products being subjected to misuse, neglect, accident or abuse by other than Seller; (iii) Products or Software being used in a manner not In accordance with operating instructions or in a suitable installation environment or operations of other equipment in the frequency range reserved for Customer within the Licensed Area.

     Seller assumes no responsibility under this clause for items not specified or supplied by Seller. Type acceptance or certification of such items shall be the sole responsibility of Customer.


2.5  PRODUCT CHANGES:

     Prior to the shipment of a Product, Seller may at any time make changes in a Product furnished pursuant to this Agreement, or modify the drawings and published specifications relating thereto, or substitute Products of later design to fill an order, provided the changes, modifications, or substitutions under normal and proper use do not impact upon the Form, Fit, or Function of an ordered Product as identified in Seller's specifications, or upon the compatibility of the Product with other Products, the PCS System, and any other products, components or systems supplied by third parties as part of the PCS System to a lesser extent than that represented in writing by the Seller for the Product(s) for which the change was introduced.


2.6  CONTINUING PRODUCT SUPPORT - PARTS AND SERVICES:

     In addition to repairs provided for under Product Warranty, Seller offers repair Services and Repair Parts in accordance with Seller's repair and Repair Parts practices and terms and conditions then in effect, for Seller's Manufactured Products furnished pursuant to this Agreement. Such repair Services and Repair Parts shall be available while Seller is manufacturing or stocking such Products or Repair Parts, but in no event less than five (5) years after such Product's discontinued availability effective date. Seller may use either new, remanufactured, reconditioned, refurbished, or functionally equivalent Products or parts in the furnishing of repairs or replacements under this Agreement.

     If during the agreed to support period Seller is unable to provide Repair Part(s) and/or repair Service(s) and a functionally equivalent replacement has not been designated, Seller shall advise Customer,

                        LUCENT TECHNOLOGIES PROPRIETARY
by written notice prior to such discontinuance to allow Customer to plan appropriately, and if Seller is unable to identify another source of supply for such Repair Part(s) and/or repair Service(s), Seller shall provide Customer, upon request, with non-exclusive licenses for Product Manufacturing Information to the extent Seller can grant such licenses, so that Customer will have sufficient information to have manufactured, or obtain such Service or parts from other sources. License terms, including charges, will be in accordance with Seller's licensing procedures then in effect.

2.7  SPECIFICATIONS:

     Upon request, Seller shall provide to Customer, at no charge, one (1) copy of Seller's available commercial specifications applicable to Products orderable hereunder. Additional copies are available at the applicable price therefor.

2.8  CUSTOMER TECHNICAL SUPPORT:

     Seller provides * * * * * * * * * * * * * *. For out of warranty Products, the CTSO * * * * * * * * * * * * * * * * * * * * * * * *.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

2.9  PRODUCT WARRANTY:

(a)  Seller warrants to Customer only, that:

         (i) As of the date title to Products passes to Customer, Seller will have the right to sell, transfer, and assign such Products and the title conveyed by Seller shall be good;

         (ii) Seller's Manufactured Products will be free from defects in material and workmanship, and will conform to Seller's specification or any other agreed-upon specification referenced in the order for such Product and;

         (iii) With respect to Vendor Items, Seller, to the extent permitted, does hereby assign to Customer the warranties given to Seller by its vendor of such Vendor Items. Such assignment will be effective on the date of shipment of such Vendor Items. With respect to Vendor Items recommended by Seller in its specifications for which the vendor's warranty cannot be assigned to Customer, or if assigned, less than sixty (60) days remain of the vendor's warranty at the time of assignment, Seller warrants for sixty (60) days from the date of shipment or, if installed by Seller, on acceptance by Customer or thirty
                (30) days from the date Seller submits its notice of completion of its installation whichever is sooner, that such Vendor's Items will be free from defects in material and workmanship.

(b) The Warranty Periods listed below are applicable to Seller's Manufactured Products furnished pursuant to this Agreement, unless otherwise stated and begin upon delivery to the destination specified in Customer's order or, if installed by Seller, on acceptance by Customer or thirty (30) days from the date Seller submits its notice of completion of its installation, whichever is sooner:

                        LUCENT TECHNOLOGIES PROPRIETARY

                                                                       Repaired or
                                         Class of         New          Replacement
                                         Product        Product*     Product or Part**
                                         --------       --------     -----------------

     PCS Switching Center and                 *          *                   *
     Base Station Hardware

     Transmission Systems
       -All Transmission Products in the
        "2000 Product Family"                 *          *                   *
       -D4 Circuit Packs                      *          *                   *
       -SLC Circuit Packs                     *          *                   *
       -SLC Series 5 Plug-ins                 *          *                   *
       -T1 Repeaters                          *          *                   *
       -DDM-1000 Circuit Packs                *          *                   *
       -Other Transmission Products           *          *                   *

     Energy Systems                           *          *                   *

     All other Network Systems                *          *                   *
         Products

    * Refer to the SOFTWARE WARRANTY CLAUSE for associated Software warranties. 0 ** The Warranty Period for a repaired * * * * * * * * * Product or part thereof repaired under or for a replacement Product of Part thereof furnished in lieu of repair under this Warranty is *, whichever is longer.

Notwithstanding anything in this Agreement to the contrary, Customer's use of any part of any system In Revenue Service or to provide training or hands-on experience to Customer's personnel shall, if prior to Seller's notice of installation completion, commence the applicable warranty period; provided, however, this provision shall not apply to training provided by Seller nor to the extent that Customer's personnel merely familiarize themselves with the Initial Order without actual operation of the Products.

(c) If, under normal and proper use during the applicable Warranty Period, a defect or nonconformity is identified in a Product furnished by Seller, and Customer notifies Seller in writing of such defect or nonconformity promptly after Customer discovers such defect or nonconformity and follows Seller's instructions regarding the return of the defective or nonconforming Product, Seller shall take the following action:

        (i)  *   *   *   *    *     *     *     *     *     *    *     *
             *   *   *   *    *     *     *.
        (ii) *   *   *   *    *     *     *     *     *     *    *     *
             *   *   *   *    *     *     *.


(d) If Seller has elected to repair or replace a defective Product, Customer is responsible for *

             *   *   *   *    *     *     *     *     *     *    *     *
             *   *   *   *    *     *     *     *     *     *    *     *
             *   *.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                        LUCENT TECHNOLOGIES PROPRIETARY

(e) Products returned for repair or replacement will be accepted by Seller only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Product to Seller
    shall be borne by *     *.    *  shall pay the cost of transportation of the
    repaired or replacing Product to the destination designated by Customer within the Territory.

(f) Defective or nonconforming Products or parts which are replaced hereunder
    shall become   *   * property.  Seller may use either new, remanufactured,
    reconditioned, refurbished, or functionally equivalent Products or parts in the furnishing of repairs or replacements under this Agreement.

(g) If Seller determines that a Product for which warranty Service is claimed is not defective or not nonconforming, Customer shall * * * * * * * * *
    *  *    *  *  *  *  *.

(h) Seller makes no warranty with respect to defective conditions or nonconformities resulting from the following: * * * *
    *    *     *    *     *      *     *     *     *     *     *    *
    *    *     *    *     *      *     *     *     *     *     *    *
    *    *     *    *     *      *     *     *     *     *     *    *
    *    *     *    *     *      *     *     *     *     *     *    *
    *    *     *    *     *

(i) THE FOREGOING PRODUCT WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY SHALL BE SELLER'S OBLIGATION TO REPAIR, REPLACE, CREDIT OR REFUND AS SET FORTH ABOVE IN THIS WARRANTY .


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


                                  ARTICLE III

               PROVISIONS APPLICABLE TO THE LICENSING OF SOFTWARE

3.1 GENERAL:

    The provisions of this Article apply to the granting of licenses pursuant to this Agreement by Seller to Customer for Licensed Materials.

3.2 LICENSE:

    Upon delivery of Licensed Materials, but subject to payment of all applicable license fees including, but not limited to, any continuing up-date fees, Seller grants to Customer a personal, nontransferable, and nonexclusive license pursuant to this Agreement to use Licensed Materials in the Territory with either the Designated Processor or temporarily on any comparable replacement, if the Designated Processor becomes inoperative, until the Designated Processor is restored to operational status. Customer shall use Licensed Materials only for its own internal business operation.

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

    The license grants Customer no right to and Customer will not sublicense such Licensed Materials, or modify, decompile, or disassemble Software furnished as object code to generate corresponding Source Code.

3.3 TITLE, RESTRICTIONS AND CONFIDENTIALITY:

    All Licensed Materials (whether or not part of Firmware) furnished by Seller, and all copies thereof made by Customer, including translations, compilations, and partial copies are the property of Seller.

    Except for any part of such Licensed Materials which is or becomes generally known to the public through acts not attributable to Customer, Customer shall hold such Licensed Materials in confidence, and shall not, without Seller's prior written consent, disclose, provide, or otherwise make available, in whole or in part, any Licensed Materials to anyone, except to its employees having a need- to-know. Customer shall not copy Software embodied in Firmware. Customer shall not make any copies of any other Licensed Materials except as necessary in connection with the rights granted hereunder. Customer shall reproduce and include any Seller copyright and proprietary notice on all such necessary copies of the Licensed Materials. Customer shall also mark all media containing such copies with a warning that the Licensed Materials are subject to restrictions contained in an agreement between Seller and Customer and that such Licensed Materials are the property of Seller. Customer shall maintain records of the number and location of all copies of the Licensed Materials.

    Customer shall take appropriate action, by instruction, agreement, or otherwise, with the persons permitted access to the Licensed Materials so as to enable Customer to satisfy its obligations under this Agreement.

    When the Licensed Materials are no longer needed by Customer, or if Customer's license is canceled or terminated, Customer shall return all copies of such Licensed Materials to Seller or follow written disposition instructions provided by Seller.

3.4 CHANGES IN LICENSED MATERIALS:

    Prior to shipment, Seller may at any time modify the specifications relating to its Licensed Materials. Seller may substitute modified Licensed Materials to fill an order, provided the modifications, under normal and proper Use, do not materially adversely affect the Use, Function, or performance of the ordered Licensed Materials, .and remain compatible with other Products, the PCS System, and any other products, components or systems supplied by third parties as part of the PCS System to the same extent as that represented by the Seller for the Product(s) for which the change was introduced. Unless otherwise agreed, such substitution shall not result in any additional charges to Customer with respect to licenses for which Seller has quoted fees to Customer.

3.5 MODIFICATIONS TO SOFTWARE:

    Customer may request Seller to make changes to Seller's Software. Upon receipt of a document describing in detail the changes requested by Customer, Seller will respond in writing to Customer within ninety (90) days. If Seller agrees to undertake such modifications, the response shall quote a proposed delivery date and a fee for a license under such modified Software.

3.6 MODIFICATION BY CUSTOMER:

    Unless otherwise agreed, Customer is not granted any right to modify Software furnished by Seller under this Agreement.

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3.7 RELATED DOCUMENTATION:

    Seller shall furnish to Customer, at no additional charge, one copy of the Related Documentation for Software furnished by Seller, per every 5ESS Switch / Access Manager purchased which should be sufficient to operate and maintain such Products. Additionally, Customer shall be provided, upon request, with six (6) more CD ROM versions of documentation also at no charge. Such Related Documentation will be that customarily provided by Seller to its Customers at no additional charge. Such Related Documentation shall be provided prior to, with, or shortly after provision of Software by Seller to Customer. Additional copies of the Related Documentation are available at prices set forth in the Customer Price List.

3.8 SOFTWARE WARRANTY

(a)  Seller warrants to Customer only that:
     (i) Software developed or supplied by Seller will, upon shipment, be free from those defects which materially affect performance in accordance with Seller's specifications or other agreed upon specifications referenced in the order and Seller further warrants that it has the right to grant the licenses to Use Software it grants under this Agreement; and
    (ii) With respect to Software not covered in paragraph (a), sub-paragraph (i), Seller to the extent permitted, does hereby assign to Customer the warranties given to Seller by its supplier of such Software.

(b) The Warranty Periods listed below are applicable to Software developed by Seller, the Related Documentation developed by Seller and associated with such Software, and the medium on which such Software is recorded, unless otherwise stated.

         Software                                   Warranty Period
         --------                                   ---------------

    PCS Switching Center                                   *  *
    and Base Station

    Transmission Systems                                   *  *

    All Other                                              *  *

    The Warranty Period for media and Related Documentation shall commence on the same date as commences the Warranty Period for their associated Software. The Warranty Period for PCS Switching Center and Base Station Software (including any prior Software Update issued to Customer in respect thereto) expires upon * * * * * * * * * * * * * * * *. The Warranty Period of any such Software Update or Generic Release shall result in the commencement of a new Warranty Period consistent with the foregoing schedule.

(c) If, under normal and proper use during the applicable Warranty Period, Software covered in paragraph (a), subparagraph (i) proves to have a defect, which materially affects its performance in accordance with the specifications referenced in the order, and Customer notifies Seller in writing of such defect promptly after Customer discovers or should have discovered such defect and follows Seller's instructions, if any, regarding
    return of defective Software, Seller shall at its option, *  *  *    *  *  *
    *  *  *  *  *  *  *.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

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                                      21

(d) Software returned for correction or replacement will be accepted by Seller only in accordance with its instructions and procedures for such returns. The transportation expense associated with returning such Software to Seller
    shall be borne by  *    *    *  * shall pay the costs of transportation of
    the corrected or replacing Software to the destination designated by Customer within the Territory.

(e) If Seller determines that Software for which warranty Service is claimed is
    not defective or nonconforming, *   *     *    *    *   *   *   *   *
      *    *     *    *    *    *   *   *     *    *    *   *   *   *   *

(f) Seller makes no warranty with respect to defective conditions or nonconformities resulting from the following: * * * * * *
      *    *     *    *    *    *   *   *     *    *    *   *   *   *   *
      *    *     *    *    *    *   *   *     *    *    *   *   *   *   *
      *    *     *    *    *    *   *   *     *    *    *   *   *   *   *
      *    *     *    *    *    *   *   *     *    *    *   *   *   *   *

(g) THE FOREGOING SOFTWARE WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY SHALL BE SELLER'S OBLIGATION TO CORRECT, REPLACE, CREDIT, OR REFUND AS SET FORTH ABOVE IN THIS WARRANTY.


3.9 CANCELLATION OF LICENSE:

    If Customer fails to comply with any of the material terms and conditions of
this Agreement and such failure continues beyond  *        *     *  *   business
days after receipt of written notice thereof by Customer, Seller, upon written notice to Customer, may cancel any affected license for Licensed Materials.

3.10  TAXES APPLICABLE TO SOFTWARE:

    Notwithstanding clause TAXES in Article I of this Agreement, Seller shall not bill, collect, or remit any state or local sales or use tax with respect to the license of Software under this Agreement, or with respect to the performance of Services related to such software, which Customer represents to Seller is not properly due under Customer's interpretation of the law of the taxing jurisdiction, if (1) Customer submits to Seller a written explanation of the authorities upon which Customer bases its position that the license or performance of Services is not subject to sales or use tax, and (2) Seller agrees that there is authority for Customer's position, provided, however, that Customer shall hold Seller harmless for all costs and expenses (including, but not limited to, taxes and related charges payable under clause TAXES, and attorney's fees) arising from the assertion by a taxing authority that the license of, or the performance of Services with respect to, the Software was subject to state or local sales or use tax.


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

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                                      22

                                   ARTICLE IV

                     PROVISIONS APPLICABLE TO ENGINEERING,
                        INSTALLATION, AND OTHER SERVICES


4.1 GENERAL:

    The provisions of this Article IV shall be applicable to the furnishing by Seller of Services other than Services furnished pursuant to any other Article of this Agreement.


4.2 ACCEPTANCE OF INSTALLATION:

    At reasonable times during the course of Seller's installation, Customer, at its request may, or upon Seller's request, shall, inspect completed portions of such installation. Upon Seller's further request, and upon sufficient notice to Customer, Customer shall observe Seller's testing of the Product being installed to determine that such testing and the test results are in accordance with Seller's acceptance standards or acceptance procedures, as described in Attachment C, no more than 30 days after Seller's request. Upon Customer's determination that the test results are satisfactory and in conformance with Seller's acceptance standards, the installation shall be deemed accepted but in no event any later than thirty (30) days from issuance of the Notice of Completion. The installation work shall be considered complete and ready for acceptance by Customer when the Product has been installed and tested by Seller in accordance with its standard procedures, and Seller represents such Product to be in working order. Upon completion of the installation, Seller will submit to Customer a Notice of Completion, pursuant to section "1.23 - Notices" of this Agreement. Where Seller's installation relates to a PCS System, separate notices of completion shall be issued for, and separate determinations of acceptance shall be made for (i) the PCS System, and (ii) the Initial Order, if the Initial Order does not consist of a PCS System.

Customer shall promptly make final inspection of substantial conformance with Seller's specifications and do everything necessary to expedite acceptance of the job. Seller will promptly correct any defects for which it is responsible. The job will be considered as fully accepted unless Seller receives notification to the contrary within thirty (30) days after submitting the notice of completion. In Revenue Service at any time after installation shall automatically constitute acceptance of the relevant installation.



4.3 CONDITIONS OF INSTALLATION AND OTHER SERVICES PERFORMED ON CUSTOMER'S SITE:

ITEMS PROVIDED BY CUSTOMER

    Except as the parties may have otherwise agreed for Turnkey Services, as set forth in this Agreement or in other agreements of the parties, Customer will be responsible for furnishing the following items (as required by the conditions of the particular installation or other on-site Service, hereinafter collectively referred to as the "Service") at no charge to Seller and these items will not be included in Seller's price for the Service. Seller's representative shall have the right to inspect the site prior to Service start date. Should Customer fail to furnish any of such items, or perform other essential obligations for which it is responsible under this Agreement after Seller provides Customer notice, Seller may furnish such items and charge Customer for them in addition to the prices otherwise charged by Seller for the Service and/or, alternatively, make an equitable adjustment to the installation delivery schedule due to any delays caused thereby.

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

    Regulatory Commission Approvals--Prior to Service start date, obtain such
    -------------------------------
approvals, licenses, permits, tariffs and/or other authorities from the Federal Communications Commission and state and local public utilities commissions as may be necessary for construction and operation of a Personal Communications Services System.

    Easements, Permits and Rights-of-Way--Prior to Service start date, provide
    ------------------------------------
all rights-of-way, easements, licenses to come upon land to perform the Service, permits and authority for installation of Products and other items; permits for opening sidewalks, streets, alleys, and highways; and construction and building permits.

    Access to Building and Work Site--Allow employees of Seller and it
    --------------------------------
subcontractors free access to premises and facilities at all hours during the scheduled Service or at such other times as are requested by Seller. Customer shall obtain for Seller's and its subcontractors' employees any necessary identification and clearance credentials to enable Seller and its subcontractors to have access to the work site.

    General Building Conditions--When Customer provides or arranges for a third
    ---------------------------
party to provide PCS, Customer shall prior to Service start date:

   a. Insure that the PCS site structures are in a structurally safe and sound condition to properly house the materials to be installed, in accordance with weight, strength, and structural requirements specified by Seller. No later than the date Customer places its order, Customer shall provide Seller a certificate of a duly licensed architect or engineer (dated no sooner than ninety (90) days prior to furnishing such certificate to Seller) stating that the site(s) meets such requirements;

   b. Take such action as may be necessary to insure that the premises will be dry and free from dust and Hazardous Materials, including but not limited to asbestos, and in such condition as not to be injurious to Seller's or its subcontractors' employees or to the materials to be installed. Prior to commencement of the Services and during the performance of the Service, Customer shall, if requested by Seller, provide Seller with sufficient data to assist Seller's supplier in evaluating the environmental conditions at the work site (including the presence of Hazardous Materials). The price quoted by Seller's supplier for the Service does not include the cost of removal or disposal of the Hazardous Materials from the work site. Customer is responsible for removing and disposing of the Hazardous Materials, including but not limited to asbestos, prior to commencement of the Service.

    Sensitive Equipment--Prior to commencement of the Service, inform Seller of
    -------------------
the presence of any sensitive equipment at the work site (e.g., equipment sensitive to static electricity or light), otherwise Seller will not be responsible for damage thereto.

    Repairs to Buildings--Prior to Service start date, make such alterations and
    --------------------
repairs as are necessary for proper installation of items to be installed.

    Openings in Buildings--Prior to Service start date, furnish suitable
    ---------------------
openings in buildings to allow the items to be installed to be placed in position, and provide necessary openings and ducts for cable and conductors in floors and walls as designated on engineering drawings furnished by Seller.

    Surveys--Prior to Service start date furnish surveys (describing the
    -------
physical characteristics, legal limitations and utility locations for the work site) and a legal description of the site.

    Electrical Current, Heat, Light and Water--Provide electric current for
    -----------------------------------------
charging storage batteries and for any other necessary purposes with suitable outlets where work is to be performed; provide temperature control and general illumination (regular and emergency) in rooms in which work is to be performed or Products or other items stored, equivalent to that ordinarily furnished for similar purposes in a working

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                                      24
office; provide exit lights; provide water and other necessary utilities for the proper execution of the Service as feasible.

    PCS Utility Requirements--Negotiate with the power and telephone companies
    ------------------------
for installation of the power and telephone facilities necessary to proper operation of the Products and/or other items being installed. The type and quantity of such facilities shall be subject to Seller's reasonable approval. Customer shall have the telephone company provide, place, install, extend and terminate telephone facilities into the PCS; line up and test the telephone company facilities outside and inside the PCS; and provide to Seller copies of the test results prior to Seller's commencing integration testing of the PCS.

    Material Furnished by Customer--New or used material furnished by Customer
    ------------------------------
shall be in such condition that it requires no repair and no adjustment or test effort in excess of that normal for new equipment. Customer assumes all responsibility for the proper functioning of such material. Customer shall also provide the necessary information for Seller to properly install such material.

    Furniture--provide and install all furniture necessary for operator
    ---------
management of the 5ESS Switch .

    Floor Space and Storage Facilities--Provide, during progress of the Service,
    ----------------------------------
suitable and easily accessible floor space and storage facilities (a) to permit storing major items of Products and other material closely adjacent to where they will be used, (b) for administrative and luncheon purposes, (c) for Seller's and its subcontractors' employees' personal effects, and (d) for tools and property of Seller and its subcontractors. Where the Service is to be performed outside of a building or in a building under construction, Customer shall, in addition to the above requirements, as appropriate, permit or secure permission for Seller and its subcontractors to maintain at the work site, storage facilities (such as trailers) for Products, materials and other items and for tools and equipment needed to complete the Service.

    Watch Service--For PCS, provide normal security (for cell sites, commercial
    -------------
alarms) necessary to prevent admission of unauthorized persons to building and other areas where installation Service is performed and to prevent unauthorized removal of the Products and other items. Seller will inform Customer as to which storage facilities at the work site Seller will keep locked; such storage facilities will remain closed to Customer's surveillance.

    Use of Available Testing Equipment--Customer shall make available to Seller:
    ----------------------------------
(1) the maintenance test facilities which are imbedded in equipment to which the Product or other item being installed will be connected or added, and (2) meters, test sets, and other portable apparatus that is unique to the item being installed. Seller's use of such test equipment shall not interfere with the Customer's normal equipment maintenance functions.

    Hazardous Materials Cleanup--At the conclusion of the Service, Customer
    ---------------------------
shall be responsible for the cleanup, removal, and proper disposal of all Hazardous Materials present at Customer's premises.

    Access to Existing Facilities--Customer shall permit Seller reasonable use
    -----------------------------
of such portions of the existing plant or equipment as are necessary for the proper completion of such tests as require coordination with existing facilities. Such use shall not interfere with the Customer's normal maintenance of equipment.

    Grounds--Customer shall provide access to suitable and isolated building
    -------
ground as required for Seller's standard grounding of equipment. Where installation is outside or in a building under construction, Customer shall also furnish lightning protection ground.

    Requirements for Customer Designed Circuits--Customer shall furnish
    -------------------------------------------
information covering the proper test and readjust requirements for apparatus and requirements for circuit performance associated with circuits designed by Customer or standard circuits modified by Customer's drawings.

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

    Through Tests and Trunk Tests--Customer shall make required through tests
    -----------------------------
and trunk tests to other offices after Seller provides its notice of completion or notice of advanced turnover.

ITEMS TO BE FURNISHED BY SELLER

    The following items will be furnished by Seller (if required by the conditions of the particular Service) and the price thereof is included in Seller's price for Service:

    Protection of Equipment and Building--Seller shall provide protection for
    ------------------------------------
Customer's equipment and buildings during the performance of the Service and in accordance with Seller's standard practices.

    Method of Procedure--Seller shall prepare a detailed Method of Procedure
    -------------------
("MOP") before starting work on live equipment. Customer shall review the MOP and any requested changes shall be negotiated. Customer shall give Seller written acceptance of the MOP prior to start of the work.

    The following items will be furnished by Seller if requested by Customer, but Customer will be billed and shall pay for them in addition to Seller's standard or firm quoted price for the Services:

    Protection of Buildings and Equipment--Seller may provide protection of
    -------------------------------------
buildings and equipment in accordance with special practices of Customer differing from reasonable and prudent standards of care..

    Maintenance--Maintenance of Products, Software and other items from
    -----------
completion of installation until date of acceptance.

    Locally Purchased Items--Purchase of items indicated by Seller's
    -----------------------
specifications as needing to be purchased locally.

    Readjusting Apparatus--Seller may provide readjustment (in excess of that
    ---------------------
normally required on new apparatus) of apparatus associated with relocated or rewired circuits.

    Cross-Connections (Other than to Outside Cable Terminations)--Seller may run
    ------------------------------------------------------------
or rerun permanent cross-connections in accordance with revised cross-connection lists furnished by Customer.

    Handling, Packing, Transportation and Disposition of Removed and Surplus
    ------------------------------------------------------------------------
Customer Equipment--Seller may pack, transport, and dispose of surplus and
------------------
removed Customer equipment as agreed by the parties.

    Premium Time Allowances and Night Shift Bonuses--Seller may have its
    -----------------------------------------------
Services personnel work premium time and night shifts to the extent that Seller may deem such to be necessary to effect the required coordination of installing and testing operations or other Services because of Customer's requirements.

    Emergency Lighting System--Seller may provide new emergency lighting system
    -------------------------
(other than the original ceiling mounted stumble lighting) to satisfy illumination and safety needs of Products of certain heights.


4.4 WORK DONE BY OTHERS:

    Work done at the site by Customer or its other vendors or contractors shall not interfere with Seller's performance of the installation or other Services. If Customer or its other vendors or contractors fail to timely complete the site readiness or if Customer's or its other vendors or contractors' work interferes with Seller's performance, the scheduled completion date of Seller's Services under this agreement shall be extended as necessary to compensate for such delay or interference.

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

4.5 SERVICES WARRANTIES:

(a) Seller warrants to Customer only, that Services will be performed in a careful and workmanlike manner and in accordance with Seller's specifications or those referenced in the order and with accepted practices in the community in which such Services are performed, using material free from defects except where such material is specified or provided by Customer. If Services prove to be not so performed and if Customer notifies Seller, with respect to engineering, installation, or repair Services, within a six (6) month period commencing on the date of completion of the Service, and with respect to other Services, as identified by Seller in writing, Seller, at its option, either will correct the defective or nonconforming Service or render a full or prorated refund or credit based on the original charge for the Services.

(b) Where Seller performs engineering or installation Services as part of a combined engineering, furnishing, and installation order, the six (6) month period referenced above shall commence on completion of the installation Service.

(c) THE FOREGOING SERVICES WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY SHALL BE SELLER'S OBLIGATION TO MARK CORRECTIONS OR GIVE A CREDIT OR REFUND AS SET FORTH ABOVE IN THIS WARRANTY.

(d) With respect to turnkey services, consultation services, and other services not identified in (a) above, the applicable warranty provisions will be negotiated on a case by case basis.



                                   ARTICLE V

                                TURNKEY SERVICES

5.1 STATEMENT OF WORK:

(a) Subject to the terms and conditions of this Agreement,  Seller shall provide
    the turnkey services (the "Turnkey Services") indicated on   "Statement(s)
    of Work" (a draft of which shall be attached hereto as Attachments D through M) submitted pursuant to this Agreement. Additional Statements of Work under this Agreement may be entered into by the parties, and, if so, each will constitute a separate contract ("Turnkey Services Agreement") subject to the terms and conditions of this Agreement. All deliverables and their due dates shall be set forth, along with all fees, costs and related expenses, on the Statement of Work. Statements of Work shall be in writing, properly executed by the parties. To the extent that any terms and conditions in any Statements of Work conflict with this Agreement, this Agreement shall control. Any pre-printed language on any order form will have no force or effect.

(b) Seller shall use diligent efforts to accomplish delivery of Turnkey Services and Products by indicated delivery dates. The delivery dates shall be as stated in the Statement of Work or specific orders. Changes to any deliverables or delivery dates shall be in accordance with the change management process identified in a Statement of Work and this Agreement.

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

(c) Customer agrees to pay applicable Seller distribution charges, installation charges, and all sales, use, transfer or other federal, state or local taxes and all duties assessed on the Turnkey Services or Products, excluding income taxes levied against Seller.

(d) Project (Construction) Managers for each party shall be identified in the Statement of Work or other writing between the parties. This person shall be the duly authorized representative of each party for the purposes of project management and communications.

5.2  PRICING/PAYMENT TERMS:

    Prices for Turnkey Services are set forth in each Statement of Work. Such prices shall be subject to revision in the event of: (1) Customer changes, revisions or modifications or special requirements of Customer not communicated to Seller prior to this Agreement, (2) Customer changes in schedule dates, (3) failure of Customer to provide any item required by a Statement of Work as items to be furnished by the Customer, or (4) reasons of Force Majeure as defined in this Agreement.

    The charges payable for Turnkey Services will be set forth in the Statement of Work (or other order document accepted by the Parties prior to initiation of Turnkey Services) subject to acceptance as described therein. Payment of all charges is overdue if not paid within * days after Customer's receipt of Seller's invoice. Seller reserves the right to charge late fees on overdue amounts, not to exceed * * * * * per month, if it does not receive payment within * days. Customer shall notify Seller of any disputed invoices within
    * * days from the date of the invoice. Failure of Customer to pay the undisputed charges when due will be sufficient cause for Seller to suspend the Turnkey Services and Products under this Agreement. Upon suspension by Seller, Customer shall be liable for any reasonable costs incurred by Seller as a result of suspension of the work.

    Services will be billed monthly as performed and accepted in accordance with this Agreement, or as soon thereafter as practical. Such billing will be based on the proportion of the price represented by the Turnkey Services performed.

5.3  ITEMS PROVIDED BY CUSTOMER:

Customer will be responsible for furnishing the items and services, specified in the Statement of Work (as required by the conditions of the particular on-site Turnkey Service) at no charge to Seller and these items will not be included in Seller's price for the Service. Seller's representative shall have the right to inspect the site prior to the Order Completion Date. Should Customer fail to furnish any of such items or services for which it is responsible after Seller provides Customer notice, Customer agrees that Seller shall not be held liable for nor penalized in any way for delays caused thereby. Additionally, Seller may furnish such items and charge Customer for them in addition to the prices otherwise charged by Seller for the Service or costs incurred as a result of such delay if Customer fails to furnish such items within seven (7) calendar days of Seller's notice.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

5.4 SITE VARIATIONS/DISCREPANCIES:

In the event that any sites where such Turnkey Services are to be performed do not substantially conform to the standards agreed to by the parties or represented by Seller prior to acceptance of the order, then the prices quoted for such ordered Turnkey Services are subject to revision based on increases in costs resulting therefrom.

5.5 WARRANTIES:

(a) Seller warrants to Customer only, that Services will be performed in a workmanlike manner and in accordance with good usage and accepted practices in the community in which Services are provided. With respect to Services, Products or partial assembly of Products furnished by Seller but neither manufactured by Seller nor purchased by Seller pursuant to its procurement specifications ("Vendor Items"), Seller, to the extent permitted, does hereby assign to Customer only the warranties given to Seller by its vendor(s) of such Vendor Items.

(b)  *    *    *    *     *      *      *      *      *      *     *     *
     *    *    *    *     *      *      *      *      *      *      *    *
     *    *    *    *.

(c) Exclusions in addition to any terms identified in a Statement of Work, problems attributable to alterations or attachments; negligence, abuse or misuse, including failure to use any goods or materials in accordance with manufacturer's specifications; improper use of suppliers; or fire, water, acts of God or other catastrophic events; are not covered by warranty or maintenance service. In addition Seller makes no warranty with respect to Products which have had their serial numbers or month and year of manufacture removed or altered. EXCEPT AS STATED HEREIN, SELLER MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, WITH RESPECT TO ANY SERVICES, OR PRODUCTS SUPPLIED UNDER THIS AGREEMENT. SELLER EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SELLER'S SOLE OBLIGATIONS AND CUSTOMER'S SOLE REMEDIES ARE LIMITED TO THE REPERFORMANCE OF THE SERVICES OR A REFUND FOR THE PRODUCTS OR SERVICES. Customer agrees that Seller will not have any responsibility or liability for hardware or other items or services provided by persons other than Seller or its subcontractors.

5.6 INSURANCE

    Both parties shall maintain during the term of this Agreement the following insurance coverage as well as all other insurance required by law in the jurisdictions where the work is performed: (1) Workers' Compensation and related insurance as required by law; (2) employer's liability insurance
    with a limit of at least      *     *     * dollars for each occurrence; (3)
    comprehensive general liability insurance with a limit of at   *     *     *
    *  dollars per occurrence; and (4) comprehensive motor vehicle liability
    insurance with limit of at    *     *     *  dollars for bodily injury,
    including death, to any one person, *     *     *     *     * dollars for
    each occurrence of property damage, and   *     *     *     *  dollars for
    any one occurrence. Each party shall furnish prior to the start of work, if requested by the other, certificates or adequate proof of the insurance required by this clause. Each party shall notify the other in writing at least thirty (30) days prior to cancellation of, or any material change in the policy. Notwithstanding the above, Seller shall have the option where permitted by law to self-retain any or all of the forgoing risks.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                        LUCENT TECHNOLOGIES PROPRIETARY

5.7 ACCEPTANCE OF SERVICES

    At reasonable times during the course of Seller's performance of Services, Customer, at its request may, or at Seller's request shall, inspect completed portions of such Services. Customer may elect to accept such completed portion. Upon completion of the Services, Seller will submit to Customer a Notice of Completion pursuant to section "1.23 - Notices" of this Agreement. Customer shall promptly make its final acceptance of substantial conformance to mutually agreed specifications and do everything necessary to expedite acceptance. Seller will promptly correct any defects for which it is responsible. Services will be considered to be accepted unless Seller receives notification to the contrary within thirty (30) days after submitting the notice of completion.

5.8 WORK DONE BY OTHERS

    Work done at the site by Customer or its other vendors or contractors shall not interfere with Seller's performance of the Services. If Customer or its other vendors or contractors fail to timely complete the site readiness or if Customer's or its other vendor's or contractor's work interferes with Seller's performance, the scheduled completion date shall be extended as necessary to compensate for such delay or interference.



                                   ARTICLE VI

                         ENTIRE AGREEMENT AND EXECUTION


6.1 ENTIRE AGREEMENT:

    The terms and conditions contained in this Agreement, any subordinate agreements, and orders accepted pursuant to this Agreement or any subordinate agreement supersede all prior oral or written understandings between the parties with respect to the subject matter thereof and constitute the entire agreement of the parties with respect to such subject matter. Such terms and conditions shall not be modified or amended except by a writing signed by authorized representatives of both parties.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the date(s) indicated.



GENERAL WIRELESS INC.                    LUCENT TECHNOLOGIES INC.


By: /s/ Roger D. Linquist                By:        Bill Plunkett
   -------------------------                ------------------------------------

Name:    Roger D. Linquist               Name:    /s/ Bill Plunkett
      ----------------------                  ----------------------------------

Title:      President  & CEO             Title:     VP Sales
       ---------------------                   ---------------------------------

Date:      August 30, 1996               Date:      August 27, 1996
      ----------------------                   --------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY

                                                                    Attachment A

                 DESCRIPTION AND QUANTITIES OF INITIAL SYSTEM

The following software features will be provided to GWI at the prices described in Attachment B. These features will be available upon system turnover.

*      *      *       *       *       *
*      *      *       *       *       *
*      *      *       *       *       *

[Chart spanning 3 1/2 pages omitted]

*      *      *       *       *       *
*      *      *       *       *       *
*      *      *       *       *       *


[* INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

Version 7              LUCENT TECHNOLOGIES PROPRIETARY                      A-2

                 Description and Quantities of Initial System       Attachment A

*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                                                                    Attachment B
                               EQUIPMENT PRICING


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


Pricing for Software Features
-----------------------------

Customer agrees to pay Seller the following prices for the software features
listed in Attachment A and available through  *    *    *.

               *    *    *


*    *    *    *    *    *    *     *    *    *    *    *

*    *    *.
Version 8                  LUCENT TECHNOLOGIES PROPRIETARY      B-1

                                                          Attachment B
                               EQUIPMENT PRICING
 Incentives
-----------

All incentives are hardware volume credits and will be applied in the year of delivery against extended customer prices for Products and Software included in this attachment (reference page B-1). All prices are based on use of standard equipment configurations.

1.  For the years      *   *   *   *:

                  *    *   *

2.  For the years      *   *   *   *   *   *   *   *   *
        *    *    *    *   *   *   *   *   *   *   *   *
        *    *    *    *   *   *   *   *   *   *   *   *
        *    *    *    *   *   *   *   *   *   *   *.
 .       *    *    *    *   *   *   *   *   *   *   *   *
 .       *    *    *    *   *   *   *   *   *   *   *   *
        *    *    *
 .       *    *    *    *   *   *   *   *   *   *   *   *

3.  For the years      *   *   *   *   *   *   *   *   *
        *    *    *    *   *   *   *   *   *   *   *   *
        *    *    *    *   *   *   *   *   *   *   *   *
        *    *    *    *   *   *   *   *   *   *   *.


             *    *   *    *   *   *   *   *   *


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


Version 8               LUCENT TECHNOLOGIES PROPRIETARY           B-2

                                                              Attachment B
                              EQUIPMENT PRICING


4.  *      *   *   *    *   *   *   *   *   *   *   *   *
           *   *   *    *   *   *   *   *   *   *   *   *
           *   *   *    *   *   *   *   *   *   *   *   *
           *   *   *    *   *   *   *   *   *   *   *   *
           *   *   *    *   *   *   *   *   *   *   *   *
           *   *   *    *   *   *   *   *   *   *   *   *
           *   *   *    *   *   *   *   *   *   *   *   *
           *   *   *.

5. Seller agrees to apply the same discounts included in the extended customer prices referenced in this attachment (see page B-1) and the same incentive structure applicable to the PCS Minicell as described in items 1, 2 and 3 of this Attachment, to the Lucent Technologies PCS Microcell, when it becomes generally available, provided that the overall Product dollar volume is achieved with: PCS Minicells, 5ESS/Access Manager complexes, and related components, as specified in this attachment (reference page B-1), exclusive of any PCS Microcell and PCS Microcell- related component purchases.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

Version 8                 LUCENT TECHNOLOGIES PROPRIETARY     B-3

                                                            Attachment B
                              EQUIPMENT PRICING
Liquidated Damages
------------------


In the event Seller fails to deliver any PCS Minicell within * * days of the time frame specified in Attachment M, Seller shall pay the Customer liquidated damages for such delayed delivery of any PCS Minicells. This clause does not entitle the Customer to the award of liquidated damages for PCS Minicells which are delivered in the time frame specified in Attachment M.. The PCS Minicell quantities to be delivered will be determined based upon final RF engineering design.

Any liquidated damages under this section will be calculated based upon the following schedule:

     *    *    *

In no event will the sum total of all penalties incurred under this clause exceed
*   *   *.

Such damages are to be paid in equipment credits, for the purchase of PCS Minicells, unless Customer terminates this Agreement under section 1.20 - Cancellation, in which case such liquidated damages shall be paid as U.S. dollars.

Seller shall not be liable or responsible for liquidated damages for any delay caused by (1) Customer changes, revisions, or modifications, or special requirements of Customer not communicated to Seller prior to contract, (2) Customer changes in scheduled dates, (3) other reasons attributable to Customer,
(4) reasons of force majeure as defined in this Agreement, or (5) delays due to site acquisition, spectrum clearing, or any other reason of the variety set forth in Attachment G.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

Version 8             LUCENT TECHNOLOGIES PROPRIETARY           B-4

GWI TOTAL CONTRACT PRICING            EQUIPMENT PRICING


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                                                                    Attachment C
                                  ACCEPTANCE


                Guidelines for System Acceptance and Inspection
                  Lucent Technologies Select Code 401-703-203
                           May 1996, Issue 1 Edition



The "Guidelines for System Acceptance and Inspection" is incorporated into this agreement by this reference.

If this document is modified; the modified document will replace the referenced document as the governing Acceptance Process for this Agreement and will be distributed to Customer at that time.


                        LUCENT TECHNOLOGIES PROPRIETARY

                                                                    Attachment D

                       CUSTOMER AND SELLER SCOPE OF WORK


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


RESPONSIBILITIES MATRIX FOR SYSTEM ENGINEERING, IMPLEMENTATION, AND OPTIMIZATION
--------------------------------------------------------------------------------
                                    SERVICES
                                    --------


For purposes of uniformity and brevity, references to the Agreement or to an Attachment shall refer to that Purchase and Sale Agreement to which this document applies. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein. Except as may otherwise be provided in the Agreement, each of the Services identified as Seller's responsibilities in this Attachment are offered on a separate billable basis.


1.   RESPONSIBILITIES MATRIX OVERVIEW

This document provides high-level descriptions of required services (including but not limited to engineering services, operations and maintenance services, and implementation services), and outlines the respective responsibilities concerning the supply, installation, commissioning, and acceptance testing of the products and services supplied under this Agreement. The parties respective responsibilities under any item shall be discharged in accordance with the particulars as may be further defined elsewhere in this Agreement.

All work shall be performed according to mutually agreed standards and practices where applicable. Installation and commissioning of the products and services shall be performed in accordance with the Seller's installation and commissioning instructions.


Version 8                  LUCENT TECHNOLOGIES PROPRIETARY                  D-1

                                                                    Attachment D
                       CUSTOMER AND SELLER SCOPE OF WORK


1.1  SELLER RESPONSIBILITIES - GENERAL

This section is provided for the convenience of the parties and shall not be understood to create any new obligations upon Seller. Seller shall perform, as set forth below services for Customer PCS CDMA System.


Seller's responsibilities shall include, but shall not be limited to:

 . Conducting of analyses to determine the required materials, effort and services necessary for installation and optimization of the network.

 . Installation of certain products, including radio and fixed network equipment
  (e.g., BTS radio equipment, associated hardware, 5ESS/Access Manager and base station equipment, and associated hardware, and power plant).

 . Progress reports

 . Development of system Acceptance and inspection procedures, provision of test equipment, and performance of such tests.

 . Site search and evaluation;

 . Site acquisition and spectrum clearing;

 . Site preparation (all civil works activities, permits, ordering of leased lines and AC power).


1.2  CUSTOMER RESPONSIBILITIES - GENERAL

This section is provided for the convenience of the parties and shall not be understood to create any new obligations upon Customer. Customer's 's responsibilities shall include, but shall not be limited to:

 . Supplying Seller with all pertinent coverage and capacity requirements;


The responsibilities in this Attachment are grouped into two categories: Base Transceiver Stations (BTS) and Switching Systems. Both of these categories are further divided into Services and Materials.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


Version 8                  LUCENT TECHNOLOGIES PROPRIETARY                  D-2

                                                                    Attachment D
                       CUSTOMER AND SELLER SCOPE OF WORK

2.   BASE TRANSCEIVER STATION (BTS) RESPONSIBILITIES

The following sections outline the responsibilities for services and materials for the BTS products. Radio Network Design is separated into two series of activities: Preliminary Radio Network Design and Implementation Radio Network Design.

2.1  BTS SERVICES

     *      *      *      *      *     *     *     *    *   *   *   *

     *      *      *      *      *     *     *     *    *   *   *   *

     *      *      *      *      *     *     *     *    *   *   *   *

     [chart spanning pages D-3 to D-7 omitted]

     *      *      *      *      *     *     *     *    *   *   *   *

     *      *      *      *      *     *     *     *    *   *   *   *

     *      *      *      *      *     *     *     *    *   *   *   *


2.2  MATERIALS - BTS

     *      *      *      *      *     *     *     *    *   *   *   *

     *      *      *      *      *     *     *     *    *   *   *   *

     *      *      *      *      *     *     *     *    *   *   *   *

     [chart spanning pages D-7 to D-9 omitted]

     *      *      *      *      *     *     *     *    *   *   *   *

     *      *      *      *      *     *     *     *    *   *   *   *

     *      *      *      *      *     *     *     *    *   *   *   *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

Version 8                  LUCENT TECHNOLOGIES PROPRIETARY                  D-3

                                                                    Attachment D
                       CUSTOMER AND SELLER SCOPE OF WORK

3.   SWITCHING RESPONSIBILITIES

The following sections outline the responsibilities for services and materials for the Switching Systems.


3.1  SERVICES - SWITCHING SYSTEMS

This section is separated into two sets of activities: Switching Network Element Design and Implementation Switching Network Element Design.

The Switching Network Element Design shall include the Customer's 's switching requirements and the Seller's initial network design.

The Implementation Switching Network Element Design shall include all subsequent, warranted Customer modifications to the Seller's Switching Network Element Design.

            *    *      *      *      *      *     *     *     *   *   *   *

            *    *      *      *      *      *     *     *     *   *   *   *

            [chart spanning pages D-10 to D-16 omitted]

            *    *      *      *      *      *     *     *     *   *   *   *

            *    *      *      *      *      *     *     *     *   *   *   *

3.2         MATERIALS - SWITCHING

            *    *      *      *      *      *     *     *     *   *   *   *

            *    *      *      *      *      *     *     *     *   *   *   *

            [chart spanning pages D-16 to D-17 omitted]

            *    *      *      *      *      *     *     *     *   *   *   *

            *    *      *      *      *      *     *     *     *   *   *   *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


Version 8                  LUCENT TECHNOLOGIES PROPRIETARY                  D-4

                                                                    Attachment E

                                RF ENGINEERING

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

STATEMENT OF WORK
-----------------
1 INTRODUCTION

This document identifies and describes the RF Engineering and drive test tasks
to be performed in support of GWI's PCS network deployment.   Seller and
Customer will cooperatively develop a mutually agreeable RF Design and Acceptance Process and RF Performance Criteria to accompany this scope of work document.

In this scope of work, Seller has identified a number of RF design-related activities which may be required, but due to high geographic cost variability, are charged on an as incurred basis plus administrative fee in addition to the price per cell RF engineering fee. These "pass-thru" work items include the following:

      .  temporary cranes and riggers;
      .  helicopters;
      .  FAA maps and opinion letters prepared by third parties;
      .  drive test channel FCC frequency clearing.

2 RF DESIGN SERVICES
2.1 PREDESIGN MEETINGS AND MARKET SETUP
This design phase will involve agreeing on design goals such as:*      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *

2.2 PRELIMINARY DESIGN
This phase involves     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *.  This phase is considered complete upon     *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *.

Version 5                  LUCENT TECHNOLOGIES PROPRIETARY                   E-1

                                                                    Attachment E
                                RF ENGINEERING

2.3  IMPLEMENTATION SUPPORT AND FINAL DESIGN.

This phase involves     *     *      *     *      *      *      *      *
      *     *     *     *     *      *.  Based on *      *      *      *
      *     *     *, the site will either be incorporated into the design or a
redesign will be performed.   *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *.  The final step is
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *.

2.4 SYSTEM OPTIMIZATION

Upon turn-up of the new site and the correct setting of the operational parameters, RF Engineers will make a final visit to selected sites to verify correct installation of antenna radiation center, orientation cable type and length, and other site related items. Verification drive testing will be performed in clusters of to verify coverage, power and hand-off parameters, and make corrective tuning adjustments to optimize the system.

PRICING
-------

The pricing provided below is for the RF Engineering work described in the scope of work exhibit which Seller is willing to perform on a "fixed price per cell" basis.

FIXED PRICE PER CELL:   *     *      *

Price includes    *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *.

Excluded from the above price are    *     *      *      *      *      *
      *     *     *     *     *      *     *.   Also excluded as identified in
the scope of work exhibit are:*      *     *      *      *      *      *
      *     *     *     *     *      *     *      *      *      *      *
      *     *     *     *     *      *.

RF Engineering personnel provided by Seller may not be employed by GWI for a period of 1 year after termination of our contract.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


Version                LUCENT TECHNOLOGIES PROPRIETARY                      E-2

Network Optimization                                                Attachment F

                             NETWORK OPTIMIZATION

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

STATEMENT OF WORK
-----------------

The Network Planning & Design Department (NP&D) will optimize the backhaul network for GWI's three service areas: the Miami area, the Atlanta area, the Northern California Area.

For each service area, the objective will be * *     *      *      *      *
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *.

SWITCHING AND HUB SITES

Choosing the appropriate number of switch and concentrator sites is a major task in the design effort. For each of your Serving Areas, NP&D will determine
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *     *.

TRANSMISSION FACILITIES
Network cost is also influenced by *     *     *     *      *      *      *
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *.  Transmission facility options will include
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *

RESPONSIBILITIES
In general, GWI and the Lucent Technologies RF Engineering Department will
be responsible for *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *     *     *      *      *      *
*    *      *      *      *      *       *.  The details are discussed in this
section.
--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Network Optimization                                           Attachment F

INPUTS TO THE NETWORK DESIGN
The first step of the network planning process is  *    *    *    *     *
     *     *     *    *     *.  In general, the information required includes
*    *     *     *    *     *       *      *       *    *    *    *     *

The data requirements are as
 follows.

 . *  *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
 . *  *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
 . *  *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
 . *  *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
 . *  *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
 . *  *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *
 . *  *     *     *    *     *       *      *       *    *    *    *     *
     *     *     *    *     *       *      *       *    *    *    *     *

In addition,we request that a GWI engineer be assigned to answer questions about
the  *     *     *    *     *       *      * to facilitate the study process.


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]
--------------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
              This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Network Optimization                                           Attachment F

OUTPUTS PRODUCED
The least cost network design using GWI's inputs and constraints will be produced. The design includes:
 . *     *     *     *     *     *     *    *     *     *     *     *
        *     *     *     *     *     *    *     *     *     *     *
 . *     *     *     *     *     *     *    *     *     *     *
 . *     *     *     *     *     *     *    *     *
 . *     *     *     *     *     *     *    *     *     *
 . *     *     *     *     *     *     *
 . *     *     *     *     *     *     *
 . *     *     *     *     *     *     *    *     *     *     *     *
        *
 . *     *     *     *.
 . *     *     *     *     *     *.
 . *     *     *     *.
 . *     *     *.


GWI will be asked to review the design during the study period to ensure that the final design is in line with expectations.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]
--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
                This document contains propriety information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Network Optimization                                           Attachment F

GENERAL NETWORK DESIGN SERVICE TIMELINES
The length of time required to produce the optimal design depends on several
major factors: 1) *  *    *    *    *    *    *, 2) *    *    *
           *    *    *    *and 3)*  *    *    *     *, and 4) *
           *    *    *    *    *    *    *    *     *    *.

For a typical Service Area network design with*     *and *    *, the
wireline portion of the design is   *    *. A written report of the results can
take up to *    *    *    *.The following schedule, which is based upon a
*    * time-frame, estimates the time requirements for each step.


                     *   *   *   [chart omitted]   *   *   *



This time-frame would be applied for each of the three areas, with a total time
of up to   *    *.  Analysis to be conducted concurrently in each of the three markets.  This includes requisite number of runs to optimize each service area.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]
--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Network Optimization                                               Attachment F

TERMS AND CONDITIONS
The following information gives a summary of the price Lucent Technologies will provide to GWI.

PRICE
Lucent Technologies will assign  *    *    *    *      based on the
deliverables previously stated. This  *    *    *    *    *    *
                  *    *    *    *    *    *    *    *    *    *. Lucent
Technologies will provide GWI with    *    *    *    * per GWI's
request.

-----------------------------------------------------------------
*    *    *    *....................................$*    *    *
Time Period..........................................*    *    *
-----------------------------------------------------------------
TOTAL
PRICE................................................$    *    *
-------------------------------------------------------------

           This price applies to *    *    *    *    *    *
                  *    *    *    *    *.

ADDITIONAL INFORMATION:

    .*    *    *  *
    .*    *    *  *    *    *    *    *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]
--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Site Acquisition                                                   Attachment G


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                                SITE ACQUISITION

 STATEMENT OF WORK
 -----------------
 TASK 1. SITE IDENTIFICATION

 LOCATE AND IDENTIFY A SITE WHICH MEETS CUSTOMER CRITERIA FOR RADIO AND ENGINEERING ANALYSIS. PROVIDED DELIVERABLES WILL INCLUDE THE FOLLOWING:

  .    *     *
  .    *     *
  .    *     *      *      *       *       *
  .    *     *      *      *       *       *
  .    *     *      *
  .    *     *      *      *       *       *       *          *
  .    *     *      *
       *     *      *      *       *       *       *          *      *    *

  *    *     whenever possible. Obtain permission for     *   *
  *    *     *       *           *      *      *     also attend
  *    *     as needed   *   *   *   *   *   *   *.        *
  *    *     *       *    Prepare  *     *    *  as needed.

 TASK 2. LEASE NEGOTIATIONS

 OBTAIN A COMPLETELY EXECUTED LEASE OR OPTION AGREEMENT. PROVIDED DELIVERABLES
 INCLUDE:

  .    *     *      *      *       *       *       *          *

       *     *

  .    *     *      *      *       *       *       *          *

  .    *     *      *      *       *       *

  .    *     *      *      *       *       *       *          *

  .    *     *

  .    *     *      *      *       *       *       *          *

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

 TASK 3. PERMITTING/ZONING

 OBTAIN ALL GOVERNMENT LAND USE, ZONING AND BUILDING APPROVALS REQUIRED TO CONSTRUCT AND OPERATE A WIRELESS COMMUNICATIONS CELL SITE. THIS includes the following:
 .      *      *       *       *      *     *      *     *     *     *      *
       *      *       *       *      *     *
 .      *      *       *       *      *     *      *     *     *     *      *
       *      *       *
 .      *      *       *       *      *     *      *     *     *     *      *
       *
 .      *      *       *       *      *     *      *     *     *     *      *
       *
 .      *      *       *       *      *     *      *     *     *     *      *
       *      *       *       *      *     *      *     *     *     *      *
       *      *       *       *      *     *      *
 .      *      *       *       *

 For all tasks, the Lucent representative will recommend such additional action or services as it deems necessary or appropriate for your consideration to ensure successful completion of site acquisition and development. At that point, the Lucent representative will also identify any required pricing adjustments.

 During the course of the Site Acquisition process there may be additional tasks required to ensure the successful completion of Site Acquisition and development. A potential list of tasks to be considered is provided below.

 *     *      *       *       *      *     *      *     *     *     *      *
       *      *       *       *      *     *      *     *     *     *      *
       *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

 Site Acquisition                                                   Attachment G


OPTIONAL SERVICES CONSIDERATIONS
--------------------------------
*     *      *     *      *      *      *      *      *      *     *      *
*     *      *     *
*     *      *     *
*     *      *     *      *      *      *      *      *      *     *      *
*     *      *     *      *      *      *      *      *      *     *      *
*     *      *
*     *      *     *      *      *      *      *      *      *     *      *
*     *      *     *      *      *      *      *      *      *     *      *
      *      *

EXCEPTION
Completion intervals for Site Acquisition will vary with the degree of difficulty encountered in the specific search areas. Lucent will explore options
for   *      *     *      *      *      *      *      *      *     *      *
*     *      *     *      *      *      *      *      *      *     *      *

Implementation delays beyond the control of Lucent, associated with the * * * *
* * * * will not result in penalties or liquidated damages to Lucent Technologies. Lucent will act in good faith to secure the most favorable * * *
*     *      *     *      *

 GWI RESERVES THE RIGHT FOR A PERIOD OF * * WORKING DAYS FOLLOWING CONTRACT EXECUTION TO PERFORM TASK 1 (SITE IDENTIFICATION) AS DESCRIBED IN THIS STATEMENT OF WORK. ADDITIONALLY, GWI MAY PROCURE FROM LUCENT TECHNOLOGIES SUBJECT MATTER EXPERTISE AT THE HOURLY RATE REFERENCED IN THE ATTACHED PRICING SPREADSHEET.

 IF GWI CANNOT COMPLETE ALL OF TASK 1, TASK 2 OR TASK 3 FOR A SITE AND HANDS OFF TO LUCENT, LUCENT WILL BE PAID THE * * * AS INDICATED IN THE ATTACHED PRICING SPREADSHEET.

 WHEN GWI IS ACTING AS SUBCONTRACTOR TO LUCENT FOR THE SITE ACQUISITION PROCESS, LUCENT AGREES TO PROVIDE GWI WITH THE APPROPRIATE INTELLECTUAL INFORMATION TO FACILITATE THAT PROCESS.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Site Acquisition                                                   Attachment G


 PRICING: REFER TO THE ATTACHED SPREADSHEET FOR SITE ACQUISITION MODEL AND PHASE DEFINITION AND PRICING.

 THE FIXED PRICING BELOW AND IN THE ATTACHED SPREADSHEET IS BASED UPON LUCENT
 TECHNOLOGIES PERFORMING ALL SITE ACQUISITION TASKS FOR A MINIMUM OF  *     *
 OF CELL SITES IN EACH MARKET. THE FIXED PRICE WILL BE ADJUSTED SHOULD THIS PERCENTAGE FALL BELOW * *.

 Total Estimated Price for Site Acquisition (based on estimated number of sites as indicated:

Georgia Service Area (   *  sites)             $ *   *   *
                                               -----------
   Florida Service Area (   *  sites)          $ *   *   *
                                               -----------
  Califiornia Service Area (   *  sites)       $ *   *   *
                                               -----------
                                               $ *   *   *
                                               -----------

  TOTAL - SITE ACQUISITION                     $ *   *   *
                                               -----------


[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

                            General Wireless, Inc.                  Attachment G
                            Site Acquisition Models
                         California, Florida, Georgia


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

Construction                                                        Attachment H


                            CONSTRUCTION MANAGEMENT

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

STATEMENT OF WORK
-----------------

Construction Management is divided into the following three categories:
 . Architectural and Engineering
 . Construction Management
 . Site Construction

ARCHITECTURAL AND ENGINEERING
-----------------------------
Following are the tasks associated with the Architectural and Engineering Scope of Work:
    .  Establish standard site configuration with customer
    .  Investigate applicable building codes and local regulations
    . Obtain property survey, geotechnical report and environmental study (if required)
    . Obtain as-built drawings of existing facilities to be used in the preparation of the construction documents
    .  Site survey
    .  Prepare construction document (drawings and specifications)
    .  Coordination with field engineers any construction variances
    .  Prepare as-built documents.

STANDARD SITE CONFIGURATIONS

Description: The engineer will meet with the customer representative to determine the preferred layout of the site components.( radio equipment foundation, antenna structure, electrical and telephone facilities, turn-around space and fencing) Actual site conditions may cause the layout to change but all efforts will be put forth to maintain the standard configuration. With regards to any built-out space requiring electrical and HVAC we will standardize on equipment components for maintenance purposes.

BUILDING CODES AND LOCAL REGULATIONS
------------------------------------

Description: Local building codes and regulations will be determined on a site by site case. All drawings and specifications will be prepared to conform to these codes and regulations.

------------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Construction                                                 Attachment H

PROPERTY SURVEY, GEOTECHNICAL REPORT AND ENVIRONMENTAL STUDY

Description: The engineer will obtain the property survey, geotechnical report and environmental study prepared by the consulting firms contracted to perform the various task. The property survey will be used in developing the site designs (access roads/drives, drainage plans, and general site configurations. The geotechnical report will utilized to design the access roads and foundations for the equipment slab/shelter and the antenna structure.

All recommendations/actions addressed in the environmental study will be incorporated into the constructions documents.

AS-BUILT DRAWINGS OF EXISTING FACILITIES

Description: The engineer will investigate the availability of as-built drawings of existing facilities where the equipment may be housed. The unavailability of these drawings may require extensive field investigation and can greatly effect the production interval of the construction documents .

SITE SURVEY
Description: A site survey will be conducted at each site to determine the distinct characteristic of that site.

CONSTRUCTION DOCUMENTS

Description: The construction documents will be prepared utilizing the information obtained from the site survey, the property survey, geotechnical report and the environmental study in conjunction with the applicable codes and regulations. The drawings will be prepared using the latest version of AUTOCAD and will be furnished to the customer both in a paper and disk formats.

CONSTRUCTION VARIANCES
Description: The engineer will resolve and coordinate with the field engineer any unforeseen variances which may arise during the construction process.

AS-BUILT DOCUMENTS

Description: The engineer will compile all customer changes and field variances reported by the field engineer or contractor and prepare a final set of construction drawings and specifications. Copies of the as-built will be furnished to the customer for their files.

-------------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Construction                                                 Attachment H

CONSTRUCTION MANAGEMENT
-----------------------

Following are the tasks associated with the Construction Management Scope of
Work:
     .   OBTAINING BUILDING PERMITS
     .   SCHEDULING DELIVERIES AND WORK CREWS
     .   MONITORING SITE CONSTRUCTION ACTIVITIES
     .   COORDINATING UTILITIES
     .   REPORTING OF PROGRESS
     .   INSPECTING THE SITE(S) AND COMPLETING THE CLOSE-OUT CHECKLIST
     .   ARCHITECTURAL & ENGINEERING (REF. INDIVIDUAL DESCRIPTIONS)

OBTAINING BUILDING PERMITS

Description: In many jurisdictions, when permits expire, fines are levied and delays follow while the proper documentation and approvals are obtained. To keep the project moving according to the plan, required inspections must be appropriately scheduled and planned for. If not managed properly, permits and inspections can jeopardize a project's success.

SCHEDULING DELIVERIES AND WORK CREWS

Description: Frequently, staging areas are not large enough to hold all materials and supplies in an orderly fashion. Scheduling then necessitates the balancing of costs with the available space and resources. An ideal schedule is one for which materials arrive on the site precisely when they are needed. In this scenario, there are no premiums for warehousing, shipping, crane work, or site construction crews standing by waiting for materials. With Lucent's extensive staging capabilities and rapid access to production sources, the Construction Management team can optimally plan the construction logistics.

MONITORING SITE CONSTRUCTION ACTIVITIES

Description: Regardless of whether or not a building is required, construction activities can be very complex. Monitoring the tasks requires knowledge of the proper sequence of events and the critical intervals between each phase. Monitoring the construction activities starts with site preparation and civil work which ensures that access roads and storm water drainage facilities are constructed according to the site plan.

-----------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Construction                                                        Attachment H

The next step is to construct the foundation for towers and the shelter which will house the equipment. After erecting the towers, mounting the antennae, and providing for appropriate transmission lines, the system will be functionally tested. Lucent's Construction Management team applies its understanding of network design to the initial stages of deployment.

COORDINATING UTILITIES

Description: Coordinating the required utility hook-ups among multiple entities is critical to making sure that their efforts do not delay the work in process. Depending on the scope of the project, LUCENT will work with utilities to meet project needs for electricity, water, natural gas, and sewer lines. Additionally, LUCENT will coordinate the schedules, the implementation and the testing of your land lines and the associated facilities.

REPORTING OF PROGRESS

Description: With every new site, many critical tasks associated with the system turn-up need to be coordinated. A log of daily construction activities and written progress reports will be provided by Lucent's construction managers. Based upon these progress reports, the team will file the appropriate documents to the FAA and to the FCC. The progress reports can help to assure you that critical tasks are proceeding as scheduled. Lucent's construction manager will also deliver documentation such as construction photos as required for your records.

INSPECTING THE SITE(S) AND COMPLETING THE CHECKLIST

Description: At each stage of project completion, site inspections are conducted jointly by the LUCENT construction manager and the associated contractor. A project guide or a construction completion checklist, which is developed jointly, provides the means to fully document site inspections. The inspections are further assurance that the project is delivered and constructed according to your quality specifications.

-------------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Construction                                                 Attachment H

SITE CONSTRUCTION
-----------------

Following are descriptions of items included in the various type of sites associated with the Site Construction Scope of Work:

Rawland Sites
-------------

     100 ft gravel access road
     30' x 40' site compound
     10' x 20' equipment slab
     140 ft of 6 ft. high chain link fence
     Electric and telco facilities
     Grounding per our practices for PCS sites.


ACCESS ROAD

Description: The access road will be constructed 12 ft. wide by 100 ft. long. The top soil will be removed from the road bed and spread across the site. A 4 in. based will be layed and covered with 4 in. of 3/4 in. minus top layer.

SITE COMPOUND

Description: The site compound will be constructed 30 ft. wide by 40 ft. long. The top soil will be removed from the site and spread across the site. A 4 in. based will be layed and covered with 4 in. of 3/4 in. minus top layer.

EQUIPMENT SLAB
Description: The equipment slab will be constructed 8 in. thick by 10 ft. wide by 20 ft. long. Reinforcing steel will be added as required to maintain the slab integrity.

CHAIN LINK FENCE

Description: A chain link fence will be installed around the perimeter of the site compound. The fence will be 6 ft. tall and 140 ft long. A 12 ft. gate will be installed to allow access to the compound.

------------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Construction                                                 Attachment H

ELECTRIC AND TELCO FACILITIES

Description: A new pole will be set within the site compound to support the electric and telco facilities. Conduit and wiring is included from the pole to the equipment slab. The cost to bring both facilities to the new pole is not included.

SITE GROUNDING
Description: A ring ground system will be installed per the PCS practices.


Roof Top Sites
--------------

     2' x 20' steel frame for the PCS equipment
     Penthouse wall mounts for the PCS antennas
     Transmission line supports from the antennas to the PCS equipment Electric and telco facilities
     Grounding per our practices for PCS sites

STEEL FRAME

Description: A structural steel frame will be installed on the roof of the building to support the PCS equipment. It is assumed that the existing roof structure is capable of supporting the new steel frame and equipment. Additional structural reinforcing will be billed as an extra to the contract.

ANTENNA MOUNTS

Description: Antenna mounts will be mounted to the existing penthouse structure. It is assumed that off-the-shelf mounts can be purchased and mounted to the penthouse without requiring additional reinforcing of the walls.

TRANSMISSION LINES

Description: The transmission lines will be routed from the antennas to the PCS equipment located on the roof of the building. The lines will be supported across the roof on treated wood sleeper or equivalent system. It is assumed the sleepers will not be permanently attached to the roofing system.

ELECTRIC AND TELCO FACILITIES

Description: It is assumed that adequate electrical service is available in the penthouse. Conduit and wiring is included from the penthouse to the equipment frame. The cost to bring both facilities to the roof of the building is not included.

-----------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Construction                                                 Attachment H

SITE GROUNDING
--------------
Description: A ring ground system will be installed per the PCS practices. It is assumed that an adequate ground source is available in the penthouse.

SWITCH LOCATIONS

Architectural & Engineering
---------------------------

This service provides the detailed engineering required to prepare the interior space for the installation of the switching equipment. It is assumed that space will be leased within an existing building for this purpose and that there will be a need to redesign the floor plan (walls, floors and ceiling) and install a standalone HVAC and power systems.

For budgetary pricing the cost for this service *  *  *  *  *  *  *  *  *.

Construction
------------
This service provides for the implementation of the construction drawings as provided in the A&E service. Typically, the area required for the switch and
support systems averages approximately   *  * square feet.  The cost for
renovation  *  *  *  *  *.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

ADDITIONAL ASSUMPTIONS

General Wireless Inc. will purchase all new towers including associated engineering services, materials, foundations, any necessary transportation and tower assembly and erection. The antennas and transmission line material to be purchased by GWI includes but is not limited to those items listed on the spreadsheets attached to this statement of work under "Antenna/Line."

Access to sites by two wheel drive vehicles.

For the purpose of this proposal, the road and foundations excavations are assumed to conform to normal soils as described in Section 7 of EIA/TIA-222-E dated March 1991.

Normal work day is 7:00 am to 5:00 pm, Monday thru Saturday, and no overtime is included.

-------------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Construction                                                 Attachment H

Prior to the start of the construction document preparation, a joint site visit by the customer and Lucent representative will be conducted to determine the variance between the actual site conditions and the models used in preparing this proposal. A cost variance will be prepared and submitted to the customer for approval before proceeding with the engineering process.

Road and site clearing and disposal of material of heavily wooded sites is not included.

Weather Slow-downs or shut-downs are not included.

Engineering and construction of erosion control are not included.

Investigation of existing building/structures (where drawings are not available) to complete the engineering process is not included.


PRICING: REFER TO THE ATTACHED SPREADSHEETS FOR CONSTRUCTION PRICING MODELS AND ASSOCIATED PRICING.

THE PRICING FOR THIS SERVICE IS PROVIDED AS A BASELINE.  DEVIATIONS OF MORE THAN
* TO THE CHOSEN MODEL WILL REQUIRE GWI'S SIGNED AUTHORIZATION BEFORE WORK WILL BEGIN.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

                            California Service Area                 Attachment H
                             Construction Services

*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                             Florida Service Area                   Attachment _
                             Construction Services

*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                             Georgia Service Area                   Attachment H
                             Construction Services


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

Microwave Relocation                                                Attachment I

                             MICROWAVE RELOCATION

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

SCOPE OF WORK
-------------
Following are the Tasks associated with Microwave Relocation:
     . DESIGN REVIEW
     . REPEATER DESIGN (AS NECESSARY)
     . FREQUENCY COORDINATION
     . FCC LICENSE APPLICATION - TECHNICAL CONTENT
     . COORDINATE OUTDOOR CONSTRUCTION (ANTENNAS AND WAVEGUIDES)
     . EQUIPMENT PROCUREMENT
     . INSTALLATION
     . FINAL DOCUMENTATION
     . ACCEPTANCE

DESIGN REVIEW

Detailed relocation system design. Review microwave path design developed during the incumbent negotiations and complete transmission calculations. Complete design of system (radio, multiplex and network management) and identify detailed equipment requirements. Microwave path surveys will be conducted as necessary to confirm design microwave LOS requirements.

REPEATER DESIGN - OPTIONAL

If required to meet replacement path performance objectives, Lucent will prepare repeater design and development, as necessary - For those Path(s) that are technically incapable of being carried over a single Path at the new
frequency, repeater site design and development may be required.   If so, system
engineering will be modified to incorporate active or passive repeater design as dictated by performance requirements. Previously developed sites will be utilized where possible. If there are no developed sites available which meet operational criteria, the next option will be passive repeater site development. If performance requirements cannot be met with passive repeater, then site
design and development for active repeater will be performed.   Costs for design
and development of a fixed repeater station will be determined at the time the need for a repeater has been identified and specific requirements are known.

-----------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Relocation                                       Attachment I

FREQUENCY COORDINATION

Conduct frequency coordination for the purposes of establishing specific RF
Microwave Channel assignments in accordance with FCC regulations.   Perform
Prior Coordination Notice Mailings to confirm interference objectives are met with external microwave users.

FCC LICENSE APPLICATION
Complete technical content of FCC license application for submittal by incument for new microwave path.

COORDINATE OUTDOOR CONSTRUCTION

Prepare outdoor antenna and waveguide construction scope of work for the purposes of soliciting firm, fixed quotations from qualified contractors to perform the installation and testing of the microwave antennas and waveguides. Arrange for contractor(s) to perform outdoor construction, installation of antennas, waveguides, tower / foundation modifications.

Oversee tower and foundation improvements where necessary and monitor subcontractor performance and ensure that the subcontractor commitments to timeliness and milestones are met.

EQUIPMENT PROCUREMENT - SITE RECORDS

Prepare detailed material lists and order microwave equipment, integrating equipment schedules with the PCS Network Deployment schedule. Prepare site records for each station identifying the equipment to be installed at each site. Prepare applications engineering package consisting of material list (specifications) and site records (drawings).

INSTALLATION

Perform radio equipment installation - Perform the installation as specified in the applications engineering package. Arrange for engineering, maintenance and operations training of Incumbent's technical personnel.

FINAL DOCUMENTATION
Review "as-built" documentation prepared by installers and contractor(s). Verify completion of installation scope of work.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Relocation                                       Attachment I

ACCEPTANCE

Obtain final Incumbent sign-off - Ensure Incumbent's satisfaction that the contractual obligations by General Wireless, Inc., and its subcontractors (if applicable) have been met.

Determination of old equipment removal or sale - Contact resellers to determine if 2ghz equipment has resale value. If so, arrange resale of equipment to such reseller. If not, arrange disposal, if required, by appropriate waste management firm.

Verify that de-installation activities or removal (scrap or resell) of replaced equipment has occurred.

Prepare documentation to support cost sharing invoices to other PCS licensees.

Notify General Wireless, Inc. of project completion and provide final billing and report.

PRICING - MICROWAVE RELOCATION

Pricing is provided at a Budgetary level and is dependent upon such factors as the number of paths identified for turnkey relocation, cost sharing, outcome of incumbent negotiations, agreement on "like for like" replacements, specific path and performance requirements, availability of microwave channel assignments in the new microwave band.

Total Estimated Price for Microwave Relocation Based on the Standard Model:

                             Labor   Material
Georgia Service Area         $   *    $   *
Florida Service Area         $   *    $   *
California Service Area      $   *    $   *
TOTAL - MICROWAVE
RELOCATION                   $   *    $   *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

-----------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Relocation                                       Attachment I

OPTIONAL REPEATER PRICING
Refer to the Microwave backhaul facilities models provided with the point to point microwave services for model repeater pricing.

ASSUMPTIONS  - MICROWAVE RELOCATION
The following assumptions are applicable to the Microwave Relocation Services provided by Lucent Technologies:

1. Pricing is budgetary and is based on models and a "like for like" definition of equipment provided by the Federal Communications Commission and PCIA. Actual costs will be determined by the specific path design and equipment required to satisfy the contractual obligations set forth in the relocation agreement resulting from the Spectrum Clearing process.

2. The microwave equipment model used for relocation estimating is as follows:

*     *     *     *     *     *     *      *     *     *     *     *
*     *     *     *     *     *     *      *     *     *     *     *
*     *     *     *     *     *     *      *     *     *     *     *
*     *     *     *     *     *     *.


Specifically excluded from the model are the following:

*     *     *     *     *     *     *      *     *     *     *     *
*     *     *     *     *     *     *      *     *     *     *     *
      *     *     *     *     *     *.

3. Implementation delays, beyond the control of Lucent Technologies, associated with the engineering, procurement and implementation of the replacement microwave link(s) will not result in penalties or liquidated damages to Lucent Technologies. Lucent will act in good faith to request the most favorable procurement and manufacturing intervals on behalf of General Wireless, Inc., but can not guarantee such intervals in advance.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

-----------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Relocation                                     Attachment I

4. Microwave implementation costs assume a standard 40 Hr work week for equipment installation activities and a 48 Hr work week for the outdoor construction activities. Actual work schedules will be based on the detailed
implementation schedule developed for the PCS deployment.    Additional overtime
worked by Lucent personnel at the request of General Wireless to meet specific completion dates will be billed as additional effort.

5. Services provided under this agreement will be performed in a manner consistent with professional skill and care. Remedies for services not performed, errors and omissions shall be limited to reworking the services provided in error or omitted. This shall be the sole remedy offered under this agreement.

6. Relocation costs are based on a standard installation, with reasonable access
to sites.   *   *   *   *   *   *   *   *   *    are excluded.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

-----------------------------------------------------------------------------

                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Spectrum Clearing                                                   Attachment J

                               SPECTRUM CLEARING

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

STATEMENT OF WORK
-----------------
Following are the tasks associated with the Spectrum Clearing Scope of Work:

 .  IDENTIFY INCUMBENT (INTERFERING) PATHS
 .  ASSESSMENT OF INCUMBENT SYSTEM
 .  COST SHARING ANALYSIS
 .  NEGOTIATIONS
 .  RELOCATION PROGRAM MANAGEMENT
 .  TOWER ANALYSIS

IDENTIFY INCUMBENT PATH(S) SUBJECT TO INTERFERENCE

Lucent will identify potentially interfering links which may have to be cleared for wireless service to be provided in the geographic area(s) ("Coverage Area") and frequency block(s) specified General Wireless, Inc. This service will address both co-channel and adjacent channel Path(s), where applicable. Lucent will provide the path data for each incumbent in each given market. This data will be summarized and will be delivered to General Wireless, Inc. as a report. This report will contain such information as list of Co-channel and adjacent channels path(s) for each incumbents in each market, shared links, potentially problematic negotiations (i.e., public safety, etc.); relocation cost estimate (per Path and per market) based upon current and proposed system information; route maps for each market showing Co-channel and adjacent channel paths; analysis of multi-path and multi-market issues; and opportunities for cost sharing

Lucent will further identify incumbents with other potential assets such as towers, poles, right of way, telecommunications capacity, etc., that may be considered by General Wireless, Inc. in the negotiation phase with the incumbents.

ASSESSMENT OF INCUMBENT SYSTEM

Lucent will review Incumbent link data, by Incumbent, by BTA and compare such information against available FCC database information. System type and architecture, number of hops involved, tower heights and typical system usage will be noted for incorporation into initial cost estimate.

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Spectrum Clearing                                         Attachment J

Lucent will prioritize Incumbent Path(s) PRIOR TO BEGINNING NEGOTIATIONS AND WILL ASSIST GENERAL WIRELESS, INC. IN ESTABLISHING NEGOTIATION PARAMETERS FOR VARIOUS PATH(S). LUCENT WILL EVALUATE SEVERAL FACTORS SUCH AS GENERAL WIRELESS, INC. DEPLOYMENT PLAN FOR EACH BTA, THE INCUMBENT'S BUSINESS AND THE SIZE OF ITS NETWORK, LOCAL RESTRICTIONS, ETC., IN ORDER TO PRIORITIZE INCUMBENT PATH(S) FOR RELOCATION.

Lucent will assist the General Wireless, Inc. in establishing negotiation parameters per system and per market on path(s) to be relocated. Parameter setting between General Wireless, Inc. and Lucent must be completed prior to commencement of negotiation with incumbents. General Wireless's priorities and willingness to provide various relocation alternatives to Incumbents shall be addressed so that the Lucent can appropriately represent General Wireless in negotiations. Lucent will also provide negotiation parameters for the systems that may exist in multiple General Wireless markets (e.g., multi regional, and/or national 2 GHz microwave networks owned by railroad companies) to maximize effectiveness in the negotiation process and reduce costs.

Lucent will identify proper technical and negotiation contact within Incumbent
firm.   Confirm database information, assess Incumbent  willingness to negotiate and other strategic information, discuss systematic information and preliminary
replacement   system for interested path(s), and schedule site visit.

Lucent will send introductory mailing to Incumbent (notification/education) which will provide letter to Incumbent as a briefing on the intentions and preferences of General Wireless, Inc.

Lucent will conduct site visit/audit and will obtain tower/equipment capacity and other particulars of system. A site audit will be performed for each terminal or repeater site, as needed. System configuration and usage information will also be confirmed.

Lucent will obtain tower and foundation drawings, if available.

Lucent will prepare initial estimate of relocation costs per market totaled as necessary on a per-Incumbent and per-market basis. Lucent will also provide estimated relocation costs for those paths that may exist in General Wireless's multiple markets.

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Spectrum Clearing                                       Attachment J

Lucent will prepare technical package for detailed relocation design. Site audit, photos, site drawings and sketches are prepared for the detailed relocation design.

Lucent will update cost estimates taking into account information obtained from site visit/audit. More accurate cost estimates are generated based on information acquired in site visits and feasibility studies.

Lucent, as a result of conversations with Incumbents indicating difficult negotiations, will determine potential means of expediting negotiation and relocation process.

COST SHARING ANALYSIS

As part of the Spectrum Clearing process, Cost Sharing opportunities will in analyzed and presented to General Wireless as these opportunities impact the total cost for relocating 2 Ghz incumbents. These opportunities will arise as a result of incumbent microwave paths operating at frequencies in both the "C" block and other PCS frequency block(s). When these situations arise, Lucent will represent General Wireless in the negotiation(s) with other PCS licensees to establish shared relocation costs.

NEGOTIATIONS
In conjunction with negotiation for path(s) relocation with each incumbent, Lucent will perform following tasks:

          Schedule negotiation sessions - Contact is established with decision maker as established in Assessment of Incumbent System. Continue Incumbent education and attempt to establish further Incumbent negotiation strategies and information.

          Perform actual negotiations with Incumbent to effect relocation of systems from market and block. This service element shall include negotiations and consummation of cost sharing agreements when ever possible.

          Channel loading analysis - Determine required channel loading (for expansion, etc. ) and system requirements. In earlier site visit, the Supplier's engineer would have reviewed current channel loading for comparable replacement requirements.

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Spectrum Clearing                                           Attachment J

          Equipment selection - Verify that proposed replacement system design meets Incumbent requirements. If system does not meet requirements, continue discussion on desired equipment in conjunction with negotiations.

          Draft relocation plan (term sheet) per negotiations - Complete term sheet, including equipment to be provided, time line and progress steps, testing time frame, compensation value, system performance specifications and any other applicable terms. Develop test, commissioning and cut-over plans and prepare instructions for disposal of replaced equipment.

          Review term sheet of relocation and reviewing agreement with the General Wireless.

          Finalize execution of relocation agreement - Provide term sheet or offer letter to to the General Wireless' internal counsel for completion of contact in conjunction with incumbent counsel.

TOWER ANALYSIS (WHEN REQUIRED)
Following is a list of tasks that the Lucent will perform in completing Tower Analysis, when needed:

          Program management for tower stress analysis and tower foundation analysis - Contact with structural and civil engineering firms to perform analyses, as required. Decision regarding requirement for analyses is based on availability of drawings, condition of tower, size of proposed antenna(s), among other factors. Process is then monitored to ensure conformance to desired time line.

          Provide analysis of tower reports and assessment of options to the General Wireless - tower and/or foundation analysis is reviewed to determine most feasible course of action regarding tower, including structural strengthening, replacement, etc.

          Provide installation feasibility analysis.

          Update estimate of cost for relocation taking into account the tower construction or modification required - Generate more accurate cost estimates based upon information acquired in tower and foundation analyses.

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Spectrum Clearing                                          Attachment J

PRICING - SPECTRUM CLEARING

The pricing provided at a Budgetary level and is highly dependent on such factors as the microwave congestion in the BTA, the replacement system type and features, and the working condition of the support equipment of the existing
microwave system.   The pricing has been calculated using models which are
representative of other BTA markets Lucent is currently engaged in clearing. Actual Spectrum Clearing costs will be developed as the analysis tasks are completed.


Estimated Price for Spectrum Clearing:

California Service Area            $ *   *   *

Florida Service Area               $ *   *   *

Georgia Service Area               $ *   *   *

TOTAL - SPECTRUM CLEARING          $ *   *   *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


ASSUMPTIONS - SPECTRUM CLEARING

The following assumptions are applicable to the Spectrum Clearing services provided by Lucent Technologies:

1. Pricing provided is budgetary and based on models which assume all BTA's within General Wireless' service areas will be cleared at the same time . Actual costs will be determined and revised, as necessary, as the analysis is completed and specific incumbents and associated paths are identified for clearing and relocation.

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Spectrum Clearing                                           Attachment J

2. Pricing for Spectrum Clearing is based on a stable RF plan. As the RF plan changes or is modified, additional iterations of the interference analysis will be necessary to deal with changes which can have a direct effect upon the interference environment. Such changes are, changes in coordinates, antenna changes, elevation changes, modifications to the frequency plan, power (ERP) changes, etc. The Lucent Spectrum Clearing Manager will coordinate the Spectrum Clearing activities and changes to the RF Plan with the RF Engineering Manager and the Site Acquisition Manager to determine the need for additional analysis. Each interference analysis run will be billed separately.

3. Pricing for Spectrum Clearing is based upon "good faith" negotiations by incumbents for a "like for like" replacement microwave link as defined by the Federal Communications Commission and the PCIA.

4. Costs for tower structural analysis are based upon acquisition of original design drawings for the specific structure and assume that the intended loading, original plus additions included in the original design have not been exceeded. Analysis for towers which have exceeded original design loads and/or for which the design drawings are not available, and/or tower which have not been maintained properly or have suffered structural damage such that the structural integrity is in doubt as determined by the Lucent Structural Engineer, will require field inspection and a detailed analysis on a cost plus basis.

5. The Lucent Spectrum Clearing Manager will make every effort to ensure that the Spectrum Clearing activities are performed to permit the PCS network to be deployed on schedule, but can not be responsible for deployment delays that may occur as a result of changes to the RF Plan, Site Acquisition, changes in relocation priorities or negotiation delays caused by incumbents.

6. The Lucent Spectrum Clearing Manager will require the following support from General Wireless:

a. Letters of authorization/Letters of Agency from General Wireless that authorize Lucent Technologies, or its authorized agents to contact incumbents and conduct direct negotiations on behalf of General Wireless, Inc., Licensee.

b. Approval of baseline microwave relocation cost estimates developed from the analysis of the incumbent community.

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Spectrum Clearing                                        Attachment J

c. Authority to conduct negotiations which will result in a contractual obligation for General Wireless, Inc. for a cash buyout payment directly to an incumbent to effect a relocation by the incumbent or a turnkey relocation of an incumbent's microwave link.

d. Authority to proceed with recommendations offered to General Wireless, Inc. by the Lucent Spectrum Clearing Manager when difficult negotiations with an incumbent arise and a contract to relocate an incumbent's microwave link at the baseline cost can not be completed. (Case by case basis)

7. Prior Coordination Notices, which are the responsibility of the licensee, have not been included in the Spectrum Clearing pricing. Prior Coordination Notices will be prepared and submitted by Lucent on behalf of General Wireless, Inc., at additional cost, to be negotiated at the time of prior coordination and all licensees have been identified.

8. Services provided under this agreement will be performed in a manner consistent with professional skill and care. Remedies for services not performed, errors and omissions shall be limited to reworking the services provided in error or omitted. This shall be the sole remedy offered under this agreement.

9. Pricing provided for Spectrum Clearing does not include the actual costs for microwave relocation or cash buyouts to the incumbents.



--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Facilities                                                Attachment K
Engineering Services


[* INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                   MICROWAVE  FACILITIES ENGINEERING SERVICES

SCOPE OF WORK
-------------
Following are the tasks associated with the Microwave Facilities Engineering Services Scope of Work:
 .  POINT TO POINT MICROWAVE PATH DESIGN
 .  MICROWAVE PATH SURVEYS
 .  FREQUENCY COORDINATION / INTERFERENCE ANALYSIS
 .  FCC LICENSE APPLICATION (TECHNICAL CONTENT) PREPARATION
 .  EQUIPMENT ENGINEERING
 .  INSTALLATION
 .  OUTDOOR CONSTRUCTION
 .  TESTING AND COMMISSIONING

POINT-TO-POINT MICROWAVE PATH DESIGN

     The design of a point to point microwave network begins with an analysis of the network requirements from the perspective of traffic routing, capacity requirements, network topology(s), spectrum allocation, and transmission network availability objectives. Working with the logical Network Plan provided from Fixed Network Design, as a source document, engineering models are developed from this initial analysis that begin to identify maximum path lengths, frequency bands, antenna diameters, target tower heights, climate factors, path protection schemes and radio hardware configurations.

     The engineering model is the first opportunity for review and inspection of the proposed network design. Within the framework of the models and assumptions made, accurate estimates of cost and schedules can be developed and analyzed.

     The next step in the process is to perform the preliminary design and planning. This phase uses the engineering models to establish the parameters used for the design of each path. Preliminary path profiles are constructed from USGS terrain data, either from 7.5 Minute topographic maps, or from digitized terrain data. Each profile is measured against the design performance objective and engineering model to ensure the design parameters are being met. Paths which can not be made to achieve the design objective are rejected.

--------------------------------------------------------------------------------
                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Facilities                                    Attachment K
Engineering Services

     After all paths in the network have been successfully analyzed and the network diagram has been constructed, a preliminary (intra-system) interference feasibility study is conducted to establish the channelization plan in accordance with FCC requirements and design objectives. Internal interference cases are resolved and cleared.

     At this stage, a second design inspection is conducted and variations to the original assumptions and estimates are identified and approved, completing the preliminary point-to-point microwave design.


MICROWAVE PATH SURVEYS

     After the preliminary design has been completed, the next phase of the microwave network design process is to field verify the data taken from the topographic maps or digital terrain database. Site and path surveys are conducted to verify site coordinates and elevations, observe and record near field obstructions and to establish the feasibility of constructing a microwave station.

     After the detailed site survey has been completed, the path is field inspected to verify critical points in the path, locate and measure all path obstructions, such as trees, buildings, water towers and other man-made and natural obstructions. Each obstruction is recorded on the path profile data sheet with the precise coordinates and measured height. The AMSL elevation of each obstruction site is also recorded and marked on the path profile. The field survey also makes note of terrain features that will impact the performance of the path. Such features as bodies of water, cultivated and/or irrigated fields, large expanses of flat, dry and/or sandy land, large steep rock formations, etc. are located and recorded on the profile.

     Observations are also made of such installations as treatment plants, refineries and other large, heavy industrial constructions which can have varying effects on the atmospheric gradient due to artificial changes in ground temperature and humidity.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Facilities                                          Attachment K
Engineering Services

     At the completion of the field survey, the data collected is used to update the path profile data and all paths are recalculated with the field data.
During this phase, careful attention is paid to reflection analysis and to centerline selection. If necessary, adjustments to the design are made to counter the effects of multi-path, obstruction and rain fading predictions. At the end of this phase, the network design is considered final, except for inter-system interference analysis, and inspected.

FREQUENCY COORDINATION / INTERFERENCE ANALYSIS

     After approval of the final design, the network is submitted for inter-system interference analysis. During the interference analysis, interference cases are identified into and out of external microwave systems in operation and sharing the proposed frequency bands. Each case of interference is analyzed for appropriate corrective action. Cases into the proposed system may be accepted, or cleared using a number of methods. Increases in antenna performance, OH loss calculations, adjustments to transmit power, polarity, and selection of available non-interfering channels are all methods to clear interference cases.

     When interference is into an external system, the case may be cleared by reducing transmit power, increasing the path loss of the interfering path by performing an OH loss calculation, increasing the performance and discrimination of the transmitting, (interfering) antenna, or selecting a different frequency and or polarity of the interfering path. When none of these methods are successful in clearing the case, more drastic measures are analyzed. These involve moving to a different frequency band, suggesting upgrades to the equipment receiving the interference, or selecting a different transmission medium. When all cases of interference have been cleared, the microwave network design is complete and ready for detailed equipment engineering and implementation.

     At the completion of the design phase, the Microwave Design Document is published and distributed. This document contains all of the technical data used in the design of the microwave system and provides the reference for measuring performance of each path.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Facilities                                       Attachment K
Engineering Services

LICENSE PREPARATION

     Technical content of FCC license application is completed for each path. Appropriate FCC forms are used to complete the technical application. Completed applications are signed by a responsible engineer and forwarded to the customer for final approval and submittal.

     EQUIPMENT ENGINEERING

     The detailed equipment engineering phase uses the Microwave Design Document as a source document to generate the detailed material specifications for the ordering and procurement of the radio, antennas, antenna mounts, waveguide and installation hardware. A set of site records, such as floor plans, equipment layout records, tower elevation and antenna plan drawings, waveguide routing, grounding details, etc., will be produced to facilitate the installation effort as well as serve as site documentation. This services also includes tracking material shipments, shortages and coordinating installation and construction start dates.

     INSTALLATION

     The indoor installation includes the assembly and installation of the radio hardware, connection of power feeders, alarms and baseband data cables to the
customer circuit interface.   The installation of the microwave equipment into
prefabricated huts will be staged at a Lucent Staging facility where installation may be concentrated and a high installation efficiency may be achieved. Installation effort includes warehousing and storage of equipment and delivery to the sites. Installation at roof-top or co-located sites will be performed by on-site installation teams.

     OUTDOOR CONSTRUCTION

     The outdoor construction covers the assembly and installation of the antenna mounts and antennas on the owner's tower or antenna support structure and the installation of the elliptical waveguide feeder, support hardware and feeder grounding, routing into the equipment shelter and connection to the radio equipment.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Facilities                                     Attachment K
Engineering Services

TESTING AND COMMISSIONING

All field tests, including electrical alignment of the antennas, VSWR measurements, radio optioning, turnup tests, frequency & power measurements and link acceptance tests will be performed by the field engineer. The test results will be documented and measured against the link design criteria as specified in the Microwave Design Document to ensure that link performance is in accordance with the design.

PRICING - MICROWAVE FACILITIES ENGINEERING SERVICES

Refer to the attached spreadsheet for microwave site models and associated pricing.

ASSUMPTIONS MICROWAVE FACILITIES ENGINEERING SERVICES
The following assumptions are applicable to the Microwave Facilities Engineering Services Scope of Work:

1. Pricing of design effort assumes the Fixed Network Design will be performed by the Lucent Network Design Group at Holmdel, NJ, using the Network Planning Toolkit.

2. Model pricing for outsourced equipment assumes Lucent will engineer and recommend equipment requirements and will furnish a detailed material list to General Wireless, Inc. for purchasing and procurement. A letter of agency from General Wireless will be required by Lucent personnel to negotiate pricing, schedules and delivery of outsourced materials.

3. Microwave Facility Network costs will depend on the actual mix of models and modifications to the attached models to meet specific network needs. Specific applications of microwave link designs required for the network which do not comply with the models developed, will be configured and priced separately. Refer to the attached Digital Microwave Facilities Backhaul Models spreadsheet for representative material recommendations.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Facilities                                     Attachment K
Engineering Services

4. Model pricing assumes microwave sites will be co-located with PCS cell sites and will share towers, access roads, etc. The pricing in the attached spreadsheets excludes all site development, tower and foundation costs. Where independent microwave sites are required for network needs, appropriate civil and construction costs will be added. The model equipment installation pricing is based on installation of the microwave equipment in pre-fabricated equipment shelters at a Lucent material staging facility where high levels of efficiency can be realized.

5. Model pricing is based on a large volume of microwave links designed and implemented as a continuous effort within each of General Wireless' service areas. Microwave links implemented on a "one by one" basis will be priced separately.

6. Pricing assumes adequate line of sight is possible between stations at centerlines which can be accomodated by towers sized for the PCS antenna heights and that clear microwave channels will be available within the selected frequency bands.

7. Implementation delays, beyond the control of Lucent, associated with the engineering, procurement and implementation of outsourced items will not
result in penalties or liquidated damages to Lucent Technologies.   Lucent will
act in good faith to request the most favorable procurement and manufacturing intervals, but can not guarantee such intervals in advance.

8. Microwave implementation costs assume a standard 40 hour work week for equipment installation activities and a 48 hour work week for the outdoor construction activities. Actual work schedules will be based on the detailed
implementation schedule developed for the PCS deployment.    Additional overtime
worked by Lucent personnel at the request of General Wireless to meet specific completion dates will be billed as additional effort.

9. Services furnished under this agreement will be performed in a manner consistent with professional skill and care. Remedies for services performed in error or omitted shall be limited to reworking the services provided in error or omitted. This shall be the sole remedy offered under this agreement. Billing for services rendered under this agreement will be made on a progressive basis, as the work is completed.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Microwave Facilities                                      Attachment K
Engineering Services

10.  Rooftop installations of microwave assume that equipment space will be
available for the installation of microwave equipment.   Access radio
configurations for 18 and 23 Ghz systems incorporate outdoor mounted RF Units which are located on the antenna mounting structure.

11.  The pricing provided for this microwave service is to be considered as a
baseline. Deviations of more than   *    will require authorization from GWI.

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]


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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

                            General Wireless, Inc.                  Attachment K
                  Digital Microwave Backhaul Facility Models
                                  CALIFORNIA


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                            General Wireless, Inc.                  Attachment K
                  Digital Microwave Backhaul Facility Models
                                  CALIFORNIA


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                    Lucent Technologies, Inc. - Proprietary

                            General Wireless, Inc.                  Attachment K
                  Digital Microwave Backhaul Facility Models
                                    FLORIDA


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                            General Wireless, Inc.                  Attachment K
                  Digital Microwave Backhaul Facility Models
                                    FLORIDA

*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                            General Wireless, Inc.                  Attachment K
                  Digital Microwave Backhaul Facility Models
                                    GEORGIA


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                            General Wireless, Inc.                  Attachment K
                  Digital Microwave Backhaul Facility Models
                                    GEORGIA


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                        Lucent Technologies, Inc. - Proprietary

Program Management                                            Attachment L

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                               PROGRAM MANAGEMENT

STATEMENT OF WORK
-----------------

Lucent Technologies Program Management Service provides the resources and skills to plan, coordinate, and manage all of the work required for deployment of a PCS network. As part of this service, Lucent Technologies will work with GENERAL WIRELESS INC. to establish plans, budgets and assume the responsibility for their achievement. This includes the identification and management of the necessary resources, regardless of whether they are internal to Lucent or from an external subcontractor.

Lucent Technologies assumes responsibility for functions such as project control, contract administration, accounting management, and subcontractor procurement. These functions support delivery of services such as RF Engineering, Fixed Network Design, Spectrum Clearing, Site Acquisition, Structural Engineering, and Construction Services. While Lucent Technologies has extensive capabilities in these areas, the selective outsourcing of these resources may be made based on the scope of work, quality of work assessment, competitive pricing, availability of resources, and your specific preferences.

Lucent Technologies' price for this service is in the form of a management fee
of $ * *  per cell site. This fee will be invoiced monthly based on an   *
month implementation interval.

PROGRAM MANAGEMENT
GENERAL WIRELESS INC. will benefit from Lucent Technologies Program Management service in the following ways:

EARLIER REVENUE FLOW

Lucent Technologies recognizes that rapid deployment of a PCS network results in a faster revenue flow and more immediate earnings for the PCS provider. Time-frames are minimized through Program Management's effective management of all members of the deployment team. Lucent' s teaming approach to management of the network deployment efforts results in all members understanding of and commitment to the same set of objectives and the same Master Schedule.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Program Management                                          Attachment L

MINIMIZED COSTS

Lucent Technologies' approach to Program Management is to deliver in the most cost effective manner each service function based on scope of work, quality, competitive pricing, availability of resources, and GWI's preferences. In instances when resources need to be out sourced negotiations with each supplier and direct billing process minimizes the cost for network deployment.

Lucent Technologies also minimizes costs through volume contracts from the National Purchasing Organization. While many of the products required for deployment can be secured at a competitive price from the subcontractor performing the work, there may be cases where a national purchasing agreement may result in reduced costs. For those cases, Lucent 's National Purchasing Organization will assume responsibility for ensuring that the products meet the stated requirements and that they are provided at the lowest possible cost. Lucent Technologies maintains a very comprehensive change control management process. Requests for changes are monitored as part of Program Management to not only ensure conformance with proper procedures, but they are managed to fully understand the impact of the requested change. Lucent Technologies will work with GENERAL WIRELESS INC. to evaluate change requests to understand the financial, operational, and long term impact.

HIGH QUALITY

To offer the highest possible quality of support services, all services providers must meet Lucent Technologies' performance requirements. The providers may be from Lucent Technologies, they may be external subcontractors, or they may be companies that have an existing relationship with the customer. Lucent Technologies will make every attempt to utilize companies with existing relationships with GENERAL WIRELESS INC., provided those companies meet the required quality standards. In critical skill areas, subcontractors are pre-qualified to ensure that resources are available when required. For other work areas, all subcontractors are evaluated through a screening process to ascertain their abilities to meet Lucent' s high quality standards, and to perform the work under the tight schedules that are required. As part of subcontractor selection, Lucent Technologies makes every attempt to identify companies that are included as part of the Minority, Women, or Disabled Veteran business classifications.

ON-GOING SUPPORT

The value of a PCS network design is measured not only in whether it will meet your requirements when it becomes operational, but whether it can be effectively maintained and expanded as required by market growth. The benefits of fast system deployment, minimized cost and high quality will be diminished if network performance cannot be maintained and the system growth and optimization is not easily performed. As part of the Program Management Service, Lucent Technologies can provide to GENERAL WIRELESS INC. the specific system documentation required to effectively manage their networks. They are also prepared to include any on-going support that may be required to assist in a

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Program Management                                       Attachment L

system's operation and expansion, or to establish the exact structure of preventive and remedial maintenance desired by their customer. Lucent Technologies' maintenance personnel will be included as part of the Lucent's deployment team to ensure the most effective transition from deployment to operational support.

PROGRAM MANAGEMENT ADVANTAGES

Use of Lucent Technologies for Program Management results in advantages that cannot be realized through the use of other services companies. The key differences include the following:

     . Deployment will be supported by Bell Labs. World-class professionals trained in the rapidly changing technologies of Wireless will be available to support the deployment plans and schedule.

     . Functions that are key to your success will also be provided by Lucent.

     . Project managers are included as part of the Program Management Team to ensure proper coordination and planning of the physical installation and integration function as well as the transition from deployment to operational support.

     . GENERAL WIRELESS INC. receives the exact combination of support required to achieve their deployment management objectives. Program Management is not a single fixed offer but a specialized package of services to exactly meet your needs.

     . Existing Lucent capabilities and relationships will be utilized to support GENERAL WIRELESS INC.. An existing National Procurement Organization and pre-qualified subcontractors in critical skill areas will be utilized when required to support the Program Management service.

PROGRAM MANAGEMENT SERVICES COMPONENTS

The specific elements of service provided as part of Program Management are described in the following paragraphs. In reviewing this information, the advantages of Program Management become apparent when considering the importance of an integrated design and implementation effort. With Lucent Technologies responsible for management of the overall deployment, the tradeoffs required by requests for changes are effectively managed without delaying deployment time-frames, without compromising the design, and at minimum cost. In each case, deployment teams are made up of the exact set of resources required to effectively achieve schedules and cost objectives. Following is a listing of the Program Management Services Functions.

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                        LUCENT TECHNOLOGIES PROPRIETARY
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       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Program Management                                        Attachment L

PROJECT CONTROL

Included as part of Project Control are all of the activities required to manage the program costs and schedule to ensure consistency with existing plans. Examples of key activities in this area include change control and management of schedules and reports. Change control will provide GENERAL WIRELESS INC. with support that includes not only the management of changes as per the contract, but also ongoing assessment and trending of changes. Examples of reports include the Master Schedule, intermediate and weekly schedules for the functional services areas, and various S-Curve charts to reflect progress against plan. In all cases, Lucent Technologies will develop a status reporting process tailored to your needs and requirements. We will work with GENERAL WIRELESS INC. to develop Asset Tracking reports as required.

CONTRACT ADMINISTRATION

Efforts in this area address conformance with the prime contract.
Interpretation and maintenance of the contract, as well as claims management, project administration, and records management are major activities to ensure that there is a total understanding of planned deliverables. Contract administration functions ensure that every member of the team understands their responsibilities and addresses the proper objectives.

ACCOUNTING/CONTROLLER MANAGEMENT
The efforts in this area address the accuracy of all of the financial activities associated with the deployment of the network. A well-managed deployment plan not only meets the schedule and operational objectives, but also ensures that all financial activities are accurate, timely, and according to plan. The efforts in this area will protect GENERAL WIRELESS INC. by analyzing all vendor and subcontractor billing to verify product delivery and performance as per the purchase agreements.

PROCUREMENT AND MATERIALS MANAGEMENT

The activities in this area are to standardize the selection and procurement of all subcontractors and any products, that can be more effectively arranged by Lucent Technologies, and are needed to satisfy the requirements of the deployment. Lucent Technologies' Master Construction Agreement (MCA) process allows pre qualification of subcontractors. The process includes evaluations based upon a contractors' D&B, insurance/bonding coverage, track record and experience, and overall quality. A valid MCA is not a permanent award, but rather ongoing evaluations of performance are made to continuously validate performance.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

Program Management                                          Attachment L

MANAGEMENT OF FUNCTIONAL SERVICES

A critical element of Program Management is the management of the efforts of all functional service providers to ensure adherence to the system deployment objectives. All services providers, regardless of whether they are internal or external to Lucent Technologies are part of the deployment team. This includes functions such as Engineering, product provisioning, Installation, Site Acquisition, Spectrum Clearing, RF Engineering, Fixed Network Design, Structural Engineering, and Construction Management. Lucent Technologies' commitment is that all of the service providers will be established as a team to effectively address the objectives of GENERAL WIRELESS INC..


PROGRAM MANAGEMENT SUMMARY

Lucent Technologies' skills and experiences in deploying communications networks coupled with its leadership in Wireless technology place it as the clear leader in Program Management. Use of Program Management in conjunction with Lucent 's Engineering, Installation and provisioning services for the PCS CDMA equipment provide GENERAL WIRELESS INC. with support that guarantees not only an effective network deployment but also a process for seamless on-going support. This combination provides the most effective approach to worry-free establishment of PCS service.

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                        LUCENT TECHNOLOGIES PROPRIETARY
               This document contains proprietary information of
       Lucent Technologies and is not to be disclosed or used except in accordance with applicable agreements.

                                                                    Attachment M

                     PROJECT DEPLOYMENT DELIVERY SCHEDULE

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

This attachment M relates to paragraph 1.4 and Attachment A of the General agreement between Lucent Technologies and General Wireless Inc. The deployment schedules outlined in this Attachment M are for planning purposes and are based
upon standard intervals and an assumed deployment of    *    PCS Minicells by
year-end    *    and an additional    *    PCS Minicells by year-end    *   .
Seller will provide a final delivery and deployment schedule after the contract start date and after the completion of the RF Engineering design.

The  *    *   Schedule (reference M-2) assumes a   *   Week Manufacturing lead
time from contract start date. Shipments would commence on week   *
through week   *   representing a   *   week Deployment Delivery Schedule.

The  *    *   Schedule (reference M-3) commences on Week   *   and runs until
     *    *    *.

The Project Schedule Gantt Chart for   *   through   *   (reference M-4) begins
upon *    *    *    *    *. The tasks itemized on the Project Schedule
Gantt Chart (reference M-4) reflect standard intervals that will be used for
planning purposes. The Gantt Chart for   *   through   *   (reference M-5)
begins at  *   *    *    *.  This chart reflects the Manufacturing, Shipment
and Installation of the additional    *    Minicells ordered for    *   .
The Gantt Chart for   *  through   *   (reference M-6) represents *    *    *
*    *    *.

Liquidated Damages for delayed delivery of Minicells, as referenced in Attachment B, are based upon the interval-based schedule provided in this Attachment M (reference M-2, M-3) entitled "Cell Deployment Delivery Schedule."

Version 2              LUCENT TECHNOLOGIES PROPRIETARY             M-1

                             General Wireless Inc.
                     Project Deployment Delivery Schedule
                                   1996-1997

*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                              [bar chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                             General Wireless Inc.
                               Project Schedule


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                        Lucent Technologies Proprietary

                             General Wireless Inc.
                     Project Deployment Delivery Schedule
                                   1997-1998

*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                              [bar chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                             General Wireless Inc.
                     Project Deployment Delivery Schedule
                                   1996-1998

*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                              [bar chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]

                     PROJECT DEPLOYMENT DELIVERY SCHEDULE           ATTACHMENT M


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *


                                [chart deleted]


*    *    *    *    *    *    *     *    *    *    *    *    *    *  *  *  *  *

[ * INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.]